UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – July 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Premier Income Trust

Annual report
7 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PPT

Putnam
Premier Income
Trust

Annual report
7 | 31 | 22

Message from the Trustees

September 15, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, both stocks and bonds have experienced declines, and U.S. GDP [gross domestic product] growth rates were negative in the first and second quarters. Consumers and businesses are grappling with multidecade-high inflation. Against this backdrop, the U.S. Federal Reserve has faced the difficult task of raising interest rates to contain price pressures without tipping the economy into a recession. Globally, the Russia-Ukraine War continues to disrupt trade and has weakened the economic outlooks for Europe and China.

While this challenging environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank two Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 30 years since then, the fixed income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/22. See above and pages 12–13 for additional fund performance information. Index descriptions can be found on page 22.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Mike, what was the fund’s investment environment during the 12-month reporting period ended July 31, 2022?

Early in the period, we had to navigate a number of uncertainties. These included an uptick in Delta-variant coronavirus cases alongside concerns that higher inflation — driven, in part, by surging energy prices — would persist. Investors also began anticipating when the U.S. Federal Reserve would start reducing the vast bond-buying program it launched to help support the economy during the pandemic.

The investment backdrop changed markedly as the calendar turned to 2022. A shift by the Fed and other central banks to more restrictive interest-rate policies to combat rapidly rising inflation, combined with Russia’s invasion of Ukraine, fueled a flight from risk. Once the Fed decided that it was time to do something about inflation, it moved aggressively, raising its target for short-term interest rates by 2.25 percentage points thus far in 2022. It signaled that more rises were likely coming to combat inflation, which climbed to a 40-year high during the period.

Within this environment, credit spreads widened and bond yields rose. [Spreads are

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Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Data in the chart reflect a new calculation methodology put into effect on 6/30/22.

the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury rose from 1.63% on January 3 to 2.67% on July 29. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to invert.

For the one-year reporting period, all fixed income categories posted losses. Floating-rate bank loans and asset-backed securities held up better than the broad fixed income market. Investment-grade credit and emerging market [EM] debt, meanwhile, were among the weakest performers, given rising interest rates, investor risk aversion, geopolitical tensions, and a strong U.S. dollar.

Which holdings and strategies detracted from the fund’s performance during the period?

Interest-rate and yield curve strategies were the primary detractors for the year relative to the fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index. The portfolio’s structural duration and portfolio overlay strategies were the primary drivers of underperformance. These strategies were positioned to benefit if inflation declined and real interest rates rose. However, the opposite occurred during the first half of the period. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.] Relative-value strategies focused on various points along the yield curve also detracted. On the plus side, our interest-rate volatility strategy benefited from significant fluctuations in U.S. Treasury yields during the period. Additionally, the portfolio received a boost during the second half of the period as real interest rates rose from historically low levels. These latter elements of our strategy

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partially offset the negative outcome of our broader term-structure positioning.

Holdings of EM debt also weighed on performance this period. The turmoil resulting from Russia’s invasion of Ukraine hit EM bonds particularly hard in February. Higher interest rates following hawkish moves from central banks hampered the sector, while increased recession risk also put downward pressure on EM debt.

Our corporate credit holdings further dampened fund performance. Our positions in investment-grade [IG] and high-yield [HY] corporate bonds added value during the first half of the period. However, the flight from risk sparked by the Fed’s policy shift, along with the war in Ukraine, worked against our investments in the second half. Exposure to HY credit in June 2022 was particularly detrimental as spreads widened substantially.

What helped performance during the period?

Mortgage credit holdings were the biggest contributors, led by an allocation to commercial mortgage-backed securities [CMBS]. Our investments consisted of cash bonds along with synthetic exposure via CMBX. By way of explanation, CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year. Despite concerns about the broad economic backdrop, many types of commercial properties continued to recover. Cash flow forecasts continued to improve, boosted by growth in rents and occupancy rates. Favorable supply/demand dynamics also aided CMBS.

Exposure to residential mortgage credit, particularly agency credit risk transfer [CRT] securities, also contributed. The U.S. housing market soared through the pandemic, driven in part by historically low mortgage rates,

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/22. Short-term investments, to-be-announced commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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increased demand for housing, and constrained supply. Monetary and fiscal policy provided substantial support to residential mortgage borrowers, improving their credit profiles and helping to keep delinquency rates low. The majority of borrowers who became delinquent on their loans during the pandemic have resumed payments or modified their loans. We believe this trend is likely to continue, which, in our view, should minimize losses for bond investors.

What is the team’s outlook as of July 31, 2022?

In light of tightening monetary policy, higher interest rates, and less liquidity in the marketplace, we have a cautious outlook. We anticipate continued bouts of volatility given the conflict in Ukraine, the pace of Fed rate hikes, and potentially negative effects on energy supplies from sanctions on Russia. We’re also concerned about lingering supply chain disruptions. There is also considerable uncertainty surrounding the Fed’s efforts to contain inflation without pushing the U.S. economy into recession. Moreover, while consumer balance sheets are generally in good shape, in our view, inflation-adjusted wages are beginning to decline.

Markets have quickly discounted multiple rate hikes at upcoming Fed meetings, and U.S. Treasury yields have risen significantly across the curve. Given the upsurge in rates and the number of rate increases already reflected in the market, we believe Treasury yields could stabilize periodically as growth concerns intensify. However, we believe that the Fed will remain data dependent, and more rate increases could be priced in by fixed income markets.

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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What are your current views on the various sectors in which the fund invests?

Looking first at corporate credit, our view is moderately constructive. We have a positive outlook for market fundamentals and believe valuations have improved for both IG and HY credit. However, the supply/demand backdrop is less favorable than it was last year.

We believe the fundamental environment will continue to improve in the CMBS market as workers more broadly return to offices, consumer traffic increases at retailers, and hotels welcome back business and leisure travelers in increasing numbers. Moreover, with real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. Consistent with risk markets generally, CMBS spreads widened during 2022. In our view, the increased liquidity premium has enhanced the appeal of select market segments. At the same time, we think CMBS will face headwinds as borrowing costs rise and property values are pressured.

Given that home prices have already risen substantially and mortgage rates have moved up, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. Within residential mortgage credit, wider spreads have created better value among mid-tier and lower-rated securities. As of period-end, we were finding attractive investment opportunities in those areas of the market, as well as among seasoned collateral that has benefited from higher home prices.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Now that the Fed is reducing the mortgage assets held in its portfolio, we believe many prepayment-sensitive securities may offer attractive risk-adjusted returns at current price levels and prepayment speeds. Many of these securities may also offer meaningful upside potential if mortgage prepayment speeds continue to slow. We believe an uptick in demand for alternate loan products that allow homeowners to access equity in their homes, such as home equity lines of credit, could be a catalyst for prepayment speeds to slow further. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. In light of last year’s repricing across the market, we were finding value within a variety of collateral types.

Within EM debt, uncertainty remains high and the near-term outlook has deteriorated because of increasing recession risk. In our security selection activities, we will focus on opportunities in countries that we believe are less directly affected by geopolitical turmoil.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

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employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to hedge duration and convexity, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to hedge the portfolio’s exposure to foreign currencies and to gain exposure to various currencies.

What were the fund’s distributions during the period?

The fund’s distributions are fixed at a targeted rate. The targeted rate is not expected to vary with each distribution, but may change from time to time. During the last fiscal year, the fund made monthly distributions totaling $0.312 per share from August 2021 to July 2022, which were characterized as $0.261 per share of net investment income and $0.051 per share of return of capital.

Distributions of capital decrease the fund’s total assets and total assets per share and, therefore, could have the effect of increasing the fund’s expense ratio. In general, the policy of fixing the fund’s distributions at a targeted rate does not affect the fund’s investment strategy. However, in order to make these distributions, on occasion the fund may have to sell portfolio securities at a less than opportune time. [Please see the Distributions to shareholders note on page 113 for more information on fund distributions.]

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

The fund had minimal exposure to Russian securities at the end of the period. Russian securities generally experienced sharp declines in value as of early March 2022 and have been subject to liquidity and settlement constraints, as well as, in certain cases, U.S. and other governmental sanctions. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Annualized fund performance Total return for periods ended 7/31/22

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year
Net asset value	5.91%	2.98%	1.08%	–1.70%	–4.16%
Market price	5.98	2.98	0.77	–2.68	–9.87

Performance assumes reinvestment of distributions and does not account for taxes. Performance includes the deduction of management fees and administrative expenses.

Comparative annualized index returns For periods ended 7/31/22

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year
ICE BofA U.S. Treasury
Bill Index	—*	0.66%	1.11%	0.59%	0.13%
Bloomberg Government
Bond Index	5.22%	1.09	1.04	–0.29	–8.60
Lipper General Bond Funds
(closed-end) category	7.06	4.57	3.10	1.68	–6.76
median†

Index and Lipper results should be compared to fund performance at net asset value. All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/22, there were 70, 50, 34, 21, and 4 funds, respectively, in this Lipper category.

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Past performance does not indicate future results.

Fund price and distribution information For the 12-month period ended 7/31/22

Distributions
Number		12
Income		$0.261330
Capital gains		—
Return of capital*		0.050670
Total		$0.312000
Share value	NAV		Market price
7/31/21	$4.62		$4.65
7/31/22	4.12		3.89
Current dividend rate†	7.57%		8.02%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 124.

† Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/22

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year
Net asset value	5.87%	3.07%	0.88%	–1.79%	–7.99%
Market price	5.90	3.26	0.12	–2.26	–12.22

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

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Information about the fund’s goal, investment strategies, principal risks, and fundamental investment policies

Goal

The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s main investment strategies and related risks

This section contains detail regarding the fund’s main investment strategies and the related risks you face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

We pursue the fund’s goal by investing mainly in bonds, securitized debt instruments (such as residential mortgage-backed securities and commercial mortgage-backed securities), and other obligations of companies and governments worldwide that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”), that have intermediate-to long-term maturities (three years or longer), and that are from multiple sectors. The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for hedging and non-hedging purposes and to obtain leverage.

The fund currently has significant investment exposure to CMBS, which are also subject to risks associated with the commercial real estate markets and the servicing of mortgage loans secured by commercial properties. During periods of difficult economic conditions, delinquencies and losses on CMBS in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The fund achieves exposure to CMBS via CMBX, an index that references a basket of CMBS.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

Investments rated below BBB or its equivalent are below investment-grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times

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make it difficult for us to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the fund invests (or has exposure to).

This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

• Foreign investments. We consider any securities issued by a foreign government or a supranational organization (such as the World Bank) or denominated in a foreign currency to be securities of a foreign issuer. In addition, we consider an issuer to be a foreign issuer if we determine that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. Foreign investments involve certain special risks, including:

— Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

— Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic

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sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

— Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.

— Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

— Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

— Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

— Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.- traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, certain foreign currency transactions and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives for hedging and non-hedging purposes and to obtain leverage. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

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• Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate, such as the London Inter-Bank Offered Rate or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below-investment-grade in quality, many also are senior in rank in the event of bankruptcy to most other securities of the borrower, such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that the fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

• Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.

• Liquidity and illiquid investments. We may invest the fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war); and factors related to a specific issuer, asset class, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks may be exacerbated during economic downturns or other periods of economic stress.

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The novel coronavirus (COVID-19) pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on the fund’s investments. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund.

• Focused investment risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The fund currently has significant investment exposure to private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which makes the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends.

Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers.

Because the fund currently has significant investment exposure to commercial mortgage-backed securities, the fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

• Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its

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benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence and effects.

• Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of the fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise. Large cash positions may dampen performance and may prevent the fund from achieving its goal. The fund may also loan portfolio securities to earn income.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, the fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the fund’s prospectus, statement of additional information or shareholder report and is otherwise still in effect.

The fund’s fundamental investment policies

The fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund (which is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy). The fund may not:

1. Borrow money or issue senior securities (as defined in the 1940 Act), except as permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act or (iii) any applicable exemption from the provisions of the 1940 Act.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

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5. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

6. With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities.

7. With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies or instrumentalities, or of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

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Comparative indexes

Bloomberg Government Bond Index is an unmanaged index of U.S. Treasury and government agency securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding share repurchase program

In September 2021, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2021, up to 10% of the fund’s common shares outstanding as of September 30, 2021.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semian-nual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2022, Putnam employees had approximately $480,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

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be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset

28 Premier Income Trust

sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return

Premier Income Trust 29

over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 64, 46 and 29 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over those periods was driven by disappointing performance in 2021 and, to a lesser extent, in 2020. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2021 and Putnam Management’s observation that term structure strategies had positively contributed to the fund’s performance from 2017 to 2020 and over the three-year and five-year periods ended December 31, 2021.

The Trustees considered Putnam Management’s observation that a number of the investment strategies that had detracted from the fund’s performance had begun to recover as of March 31, 2022. In addition, the Trustees considered the retirement of two of the fund’s portfolio managers over the previous year and the addition of a portfolio manager. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These

30 Premier Income Trust

include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV, which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Premier Income Trust 31

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

32 Premier Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Putnam Premier Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Premier Income Trust (the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the three years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Premier Income Trust 33

The fund’s portfolio 7/31/22

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (92.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (7.5%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$75,956	$79,620
5.00%, with due dates from 5/20/49 to 3/20/50	308,471	319,604
4.50%, TBA, 8/1/52	12,000,000	12,228,050
4.50%, with due dates from 10/20/49 to 1/20/50	166,636	171,216
4.00%, TBA, 8/1/52	8,000,000	8,083,496
4.00%, with due dates from 8/20/49 to 1/20/50	110,865	112,572
3.50%, with due dates from 8/20/49 to 3/20/50	1,069,941	1,069,388
3.00%, TBA, 8/1/52	9,000,000	8,763,892
		30,827,838
U.S. Government Agency Mortgage Obligations (84.5%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	133,489	137,391
4.50%, 5/1/49	30,839	31,673
Uniform Mortgage-Backed Securities
5.50%, TBA, 9/1/52	20,000,000	20,626,300
5.50%, TBA, 8/1/52	23,000,000	23,835,245
5.00%, TBA, 8/1/52	164,000,000	168,439,464
4.50%, TBA, 8/1/52	69,000,000	70,196,708
4.00%, TBA, 8/1/52	21,000,000	21,106,646
3.50%, TBA, 9/1/52	11,000,000	10,858,206
3.50%, TBA, 8/1/52	11,000,000	10,889,143
3.00%, TBA, 9/1/52	4,000,000	3,847,657
3.00%, TBA, 8/1/52	9,000,000	8,666,720
2.00%, TBA, 8/1/52	8,000,000	7,202,182
		345,837,335
Total U.S. government and agency mortgage obligations (cost $370,323,665)		$376,665,173

U.S. TREASURY OBLIGATIONS (0.4%)*	Principal amount	Value
U.S. Treasury Bonds 3.125%, 5/15/48 [i]	$116,000	$115,231
U.S. Treasury Notes
1.75%, 11/15/29 [i]	555,000	524,392
1.625%, 5/15/26 [i]	403,000	387,746
0.625%, 11/30/27 [i]	841,000	754,066
Total U.S. treasury obligations (cost $1,781,435)		$1,781,435

MORTGAGE-BACKED SECURITIES (44.6%)*	Principal amount	Value
Agency collateralized mortgage obligations (22.2%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4813, IO, 5.50%, 8/15/48	$2,938,360	$596,212
REMICs Ser. 4991, Class IE, IO, 5.00%, 7/25/50	15,328,238	2,950,686
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	1,032,652	193,003
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.65%), 4.651%, 4/15/40	969,477	33,098
REMICs Ser. 5179, Class BI, IO, 4.50%, 1/25/52	11,413,960	2,136,938
REMICs Ser. 5152, Class MI, IO, 4.50%, 10/25/51	9,910,477	2,226,751

34 Premier Income Trust

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5091, Class IL, IO, 4.50%, 3/25/51	$6,369,845	$1,084,709
REMICs Ser. 5049, Class AI, IO, 4.50%, 12/25/50	6,111,768	1,187,724
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	4,786,523	891,960
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	6,151,951	1,326,136
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	8,577,027	1,628,334
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	5,863,649	1,225,065
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	788,436	147,327
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	452,684	65,737
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	604,492	65,520
REMICs IFB Ser. 4742, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 4.201%, 12/15/47	1,609,580	234,677
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 4.201%, 11/15/47	276,927	40,763
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 4.101%, 8/15/56	5,350,229	812,379
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 4.101%, 4/15/47	1,136,270	189,795
REMICs Ser. 5134, Class IC, IO, 4.00%, 8/25/51	9,637,738	1,689,438
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	1,304,923	214,263
REMICs Ser. 4425, IO, 4.00%, 1/15/45	1,455,547	219,584
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	1,885,439	373,164
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,338,932	188,060
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.991%, 9/25/50	9,399,648	1,433,822
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.841%, 7/25/50	8,905,818	1,300,706
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.791%, 1/25/50	5,972,159	793,370
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	1,891,052	253,439
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	1,264,004	149,968
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	665,215	46,497
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	511,151	22,336
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	12,146,979	1,822,047
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	3,030,051	243,104
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,288,529	83,497
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	244,052	3,434
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.399%, 7/25/43 W	1,555,535	15,555
Federal National Mortgage Association
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,204,706	410,817
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	2,053,507	401,399
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	93,794	15,802
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	3,401,857	584,575
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	290,060	46,794
REMICs Ser. 21-77, Class BI, IO, 4.50%, 11/25/51	11,386,816	2,090,823
REMICs Ser. 21-15, Class IJ, IO, 4.50%, 4/25/51	4,582,350	992,537
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	9,013,729	1,610,349
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	351,790	72,718

Premier Income Trust 35

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.40%), 4.141%, 4/25/40	$743,326	$109,319
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	540,081	33,866
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	3,232,937	530,563
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,028,204	144,031
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	757,193	87,721
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	567,982	61,853
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.991%, 3/25/48	3,619,508	484,290
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.941%, 6/25/48	6,351,957	882,261
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.891%, 5/25/47	7,644,986	1,032,073
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.891%, 10/25/41	153,264	3,275
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.841%, 12/25/46	3,457,355	401,783
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.841%, 5/25/39	10,946,776	1,385,271
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.791%, 3/25/50	5,264,783	730,489
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.791%, 8/25/49	3,383,592	366,591
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 3.741%, 11/25/49	6,513,489	971,813
REMICs Ser. 13-107, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.95%), 3.691%, 2/25/43	2,539,916	366,311
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.90%), 3.641%, 10/25/41	1,580,248	195,204
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	568,104	22,815
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	155,711	899
REMICs Ser. 21-56, Class WI, IO, 2.50%, 9/25/51	16,554,946	2,051,860
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	1,004,432	6,529
Government National Mortgage Association
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	906,602	179,870
Ser. 16-42, IO, 5.00%, 2/20/46	2,223,025	401,800
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	3,164,116	450,064
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	3,752,683	725,806
Ser. 14-76, IO, 5.00%, 5/20/44	873,107	165,496
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	680,521	142,365
Ser. 12-146, IO, 5.00%, 12/20/42	629,052	126,377
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	889,266	179,662
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	640,191	120,957
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	2,859,774	589,828
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,470,344	290,511
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	2,970,753	550,565
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	529,076	98,863
Ser. 20-61, IO, 4.50%, 5/20/50	12,344,443	2,268,816
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,577,212	268,988

36 Premier Income Trust

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	$962,885	$189,534
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,242,579	208,785
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	1,208,109	205,394
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	159,871	8,793
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,069,992	193,616
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,181,895	192,588
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	1,888,711	338,646
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,035,069	178,008
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,210,870	198,740
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	709,612	131,136
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	771,145	143,140
IFB Ser. 21-98, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 4.174%, 6/20/51	8,317,308	1,216,406
IFB Ser. 21-77, Class SM, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 4.174%, 5/20/51	7,849,584	1,183,947
IFB Ser. 21-59, Class SQ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 4.174%, 4/20/51	5,604,856	740,375
IFB Ser. 20-133, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 4.174%, 9/20/50	6,940,186	1,155,097
Ser. 16-H16, Class EI, IO, 4.169%, 6/20/66 W	4,734,934	233,432
IFB Ser. 14-60, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.18%), 4.054%, 4/20/44	4,258,451	607,677
FRB Ser. 21-116, Class ES, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 4.044%, 11/20/47	8,003,938	1,598,774
IFB Ser. 20-97, Class QS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 4.024%, 7/20/50	4,284,811	718,737
IFB Ser. 19-5, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 4.024%, 1/20/49	4,000,565	466,020
IFB Ser. 13-129, Class SN, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 4.024%, 9/20/43	479,924	54,308
Ser. 20-78, Class DI, IO, 4.00%, 6/20/50	9,142,366	1,485,005
Ser. 16-29, IO, 4.00%, 2/16/46	984,812	160,154
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	2,414,849	404,391
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,106,196	411,129
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	1,652,147	252,564
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	1,423,341	168,694
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	4,577,109	658,830
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	1,498,256	58,782
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	556,229	89,944
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	1,448,943	90,453
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	537,276	80,554
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	510,060	86,056
IFB Ser. 20-63, Class SP, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.974%, 5/20/50	5,097,123	627,283
IFB Ser. 20-63, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.974%, 4/20/50	6,529,841	902,472
IFB Ser. 19-96, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.974%, 8/20/49	5,244,091	629,291

Premier Income Trust 37

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-83, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.974%, 7/20/49	$4,675,316	$537,661
IFB Ser. 19-89, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.974%, 7/20/49	6,119,322	663,463
IFB Ser. 20-15, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.924%, 2/20/50	591,507	54,985
IFB Ser. 20-7, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.924%, 1/20/50	3,882,343	482,939
IFB Ser. 19-152, Class ES, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.924%, 12/20/49	3,308,077	410,589
IFB Ser. 19-110, Class SQ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.924%, 9/20/49	5,225,834	664,729
IFB Ser. 19-99, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.924%, 8/20/49	431,427	47,075
IFB Ser. 19-78, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.924%, 6/20/49	310,638	30,075
IFB Ser. 20-63, Class AS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 3.874%, 8/20/43	5,798,429	680,910
IFB Ser. 10-90, Class ES, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.95%), 3.824%, 7/20/40	4,638,479	593,373
Ser. 21-156, IO, 3.50%, 7/20/51	10,084,184	1,715,466
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	5,905,290	892,569
Ser. 20-138, Class IC, IO, 3.50%, 8/20/50	13,653,947	2,184,631
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	98,917	2,720
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	1,046,033	122,767
Ser. 13-76, IO, 3.50%, 5/20/43	1,414,895	190,020
Ser. 13-28, IO, 3.50%, 2/20/43	370,436	36,736
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	567,070	61,470
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	901,062	100,838
Ser. 13-14, IO, 3.50%, 12/20/42	2,198,657	244,952
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	395,954	46,493
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,691,680	268,675
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,323,013	360,975
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	2,287,540	347,157
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,010,162	165,128
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	1,322,444	94,423
IFB Ser. 14-119, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.60%), 3.474%, 8/20/44	1,863,780	209,637
Ser. 21-59, Class IP, IO, 3.00%, 4/20/51	8,989,872	1,213,633
Ser. 21-55, Class PI, IO, 3.00%, 3/20/51	7,285,155	1,025,750
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	6,827,090	1,054,469
Ser. 15-H15, Class BI, IO, 2.903%, 6/20/65 W	3,647,421	160,122
Ser. 17-H16, Class JI, IO, 2.838%, 8/20/67 W	13,359,177	759,478
Ser. 18-H15, Class KI, IO, 2.705%, 8/20/68 W	5,480,874	278,536
Ser. 17-H16, Class FI, IO, 2.67%, 8/20/67 W	4,793,905	200,556
Ser. 16-H17, Class KI, IO, 2.599%, 7/20/66 W	2,931,896	145,721
Ser. 17-H02, Class BI, IO, 2.393%, 1/20/67 W	4,276,808	218,412
Ser. 17-H06, Class BI, IO, 2.313%, 2/20/67 W	6,308,861	388,083
Ser. 18-H03, Class XI, IO, 2.175%, 2/20/68 W	6,674,951	381,140

38 Premier Income Trust

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-H02, Class EI, IO, 2.129%, 1/20/68 W	$9,182,205	$642,754
Ser. 17-H16, Class IG, IO, 2.085%, 7/20/67 W	12,573,651	404,302
Ser. 16-H06, Class DI, IO, 2.068%, 7/20/65 W	8,802,742	245,729
Ser. 17-H19, Class MI, IO, 2.061%, 4/20/67 W	2,817,120	174,098
Ser. 16-H03, Class DI, IO, 2.031%, 12/20/65 W	6,329,586	326,183
Ser. 17-H08, Class NI, IO, 1.975%, 3/20/67 W	8,102,921	389,751
Ser. 16-H18, Class QI, IO, 1.949%, 6/20/66 W	4,368,019	247,121
Ser. 15-H10, Class BI, IO, 1.926%, 4/20/65 W	4,030,861	188,644
Ser. 16-H09, Class BI, IO, 1.877%, 4/20/66 W	7,367,029	405,923
Ser. 15-H25, Class EI, IO, 1.86%, 10/20/65 W	4,461,177	224,397
Ser. 15-H20, Class AI, IO, 1.823%, 8/20/65 W	5,622,445	282,809
Ser. 18-H05, Class AI, IO, 1.797%, 2/20/68 W	4,006,101	277,923
Ser. 18-H05, Class BI, IO, 1.794%, 2/20/68 W	6,428,754	445,995
FRB Ser. 15-H08, Class CI, IO, 1.794%, 3/20/65 W	4,344,446	202,886
Ser. 17-H09, IO, 1.768%, 4/20/67 W	8,037,292	371,532
Ser. 15-H23, Class BI, IO, 1.758%, 9/20/65 W	6,167,016	279,366
Ser. 16-H24, Class CI, IO, 1.694%, 10/20/66 W	4,462,168	213,292
Ser. 16-H14, IO, 1.677%, 6/20/66 W	4,808,173	190,846
Ser. 13-H08, Class CI, IO, 1.581%, 2/20/63 W	5,384,139	169,600
Ser. 16-H23, Class NI, IO, 1.57%, 10/20/66 W	17,310,830	758,214
Ser. 17-H11, Class DI, IO, 1.537%, 5/20/67 W	5,590,083	340,738
Ser. 14-H21, Class BI, IO, 1.534%, 10/20/64 W	7,213,735	276,286
Ser. 16-H22, Class AI, IO, 1.439%, 10/20/66 W	6,514,309	306,003
Ser. 15-H20, Class CI, IO, 1.34%, 8/20/65 W	6,456,493	391,909
Ser. 17-H12, Class QI, IO, 1.325%, 5/20/67 W	5,197,800	265,826
Ser. 15-H24, Class AI, IO, 1.228%, 9/20/65 W	5,284,756	205,012
Ser. 16-H10, Class AI, IO, 1.213%, 4/20/66 W	12,000,171	355,037
Ser. 16-H03, Class AI, IO, 1.105%, 1/20/66 W	5,034,060	180,888
Ser. 16-H06, Class CI, IO, 0.93%, 2/20/66 W	7,453,107	162,888
Ser. 16-H02, Class HI, IO, 0.922%, 1/20/66 W	6,985,409	200,481
		90,775,241
Commercial mortgage-backed securities (9.6%)
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	802,000	605,463
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	22,120	21,899
Ser. 05-PWR7, Class D, 5.222%, 2/11/41 W	1,026,000	719,226
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	249,266	248,019
Benchmark Mortgage Trust 144A Ser. 19-B13, Class D, 2.50%, 8/15/57	689,000	504,293
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 4.866%, 2/10/44 W	1,247,000	958,236
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	1,126,000	868,864
Ser. 19-CD8, Class D, 3.00%, 8/15/57	569,000	414,289
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	2,275,000	2,264,535
FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	1,068,000	913,140

Premier Income Trust 39

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.917%, 4/10/47 W	$428,000	$413,779
FRB Ser. 15-CR26, Class D, 3.472%, 10/10/48 W	658,000	561,839
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.846%, 5/10/47 W	682,000	478,757
FRB Ser. 14-UBS3, Class D, 4.767%, 6/10/47 W	481,000	433,175
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	1,755,510	641,510
FRB Ser. 14-CR19, Class D, 4.697%, 8/10/47 W	810,000	750,183
FRB Ser. 18-COR3, Class D, 2.81%, 5/10/51 W	409,000	289,693
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.759%, 4/15/50 W	1,390,000	919,379
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.397%, 2/10/46 W	1,423,000	1,362,954
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	700,000	638,600
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.533%, 9/10/47 W	2,444,000	1,715,344
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.788%, 2/15/47 W	2,173,000	1,379,297
FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W	1,277,000	980,096
FRB Ser. C14, Class D, 4.548%, 8/15/46 W	1,265,000	732,535
FRB Ser. 14-C18, Class E, 4.288%, 2/15/47 W	914,000	425,791
FRB Ser. 14-C25, Class D, 3.938%, 11/15/47 W	1,404,000	1,081,879
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	1,823,000	1,037,296
JPMCC Commercial Mortgage Securities Trust 144A FRB Ser. 17-JP7, Class D, 4.385%, 9/15/50 W	577,000	503,359
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	680,000	574,099
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.159%, 4/15/46 W	1,312,000	1,025,271
Ser. 13-LC11, Class B, 3.499%, 4/15/46	508,000	495,883
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class F, 5.524%, 2/15/46 W	1,113,000	165,512
FRB Ser. 11-C4, Class C, 5.419%, 7/15/46 W	7,569	7,538
FRB Ser. 12-C6, Class E, 4.95%, 5/15/45 W	659,000	559,557
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	1,807,000	1,189,615
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 6.571%, 12/15/49 W	26,213	—
Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 15-C22, Class C, 4.207%, 4/15/48 W	510,000	472,918
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.35%, 8/15/46 W	1,900,000	133,600
FRB Ser. 15-C23, Class D, 4.143%, 7/15/50 W	1,499,000	1,342,052
FRB Ser. 13-C10, Class E, 4.073%, 7/15/46 W	2,187,000	777,260
FRB Ser. 13-C10, Class F, 4.073%, 7/15/46 W	1,988,000	447,300
Ser. 14-C17, Class E, 3.50%, 8/15/47	1,025,000	709,116
Ser. 14-C19, Class D, 3.25%, 12/15/47	1,287,000	1,146,964
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	384,505	357,387

40 Premier Income Trust

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 6.009%, 3/25/50	$1,558,000	$1,441,150
FRB Ser. 19-01, Class M10, 5.509%, 10/15/49	1,269,335	1,186,840
RIAL Issuer, Ltd. 144A FRB Ser. 22-FL8, Class B, 5.413%, 1/19/37	1,046,000	1,036,795
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	1,081,996	11
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	1,476,000	15
FRB Ser. 12-C4, Class D, 4.553%, 12/10/45 W	749,000	712,459
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C15, Class G, 5.395%, 10/15/41 W	51,382	46,295
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.298%, 7/15/46 W	356,000	131,999
Ser. 14-LC16, Class D, 3.938%, 8/15/50	2,218,000	329,136
Ser. 16-C33, Class D, 3.123%, 3/15/59	985,000	846,547
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	2,560,000	1,261,056
FRB Ser. 12-C9, Class E, 4.817%, 11/15/45 W	537,000	520,703
FRB Ser. 12-C10, Class D, 4.403%, 12/15/45 W	687,000	501,645
		39,282,153
Residential mortgage-backed securities (non-agency) (12.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 2.449%, 5/25/47	667,696	367,657
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 3.632%, 9/25/35 W	186,466	159,947
FRB Ser. 05-10, Class 11A1, (ICE LIBOR USD 1 Month + 0.50%), 2.759%, 1/25/36	140,665	185,903
Cascade Funding Mortgage Trust, LLC 144A Ser. 20-HB4, Class M4, 4.948%, 12/26/30 W	595,000	564,298
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (ICE LIBOR USD 1 Month + 0.18%), 2.439%, 11/25/47	570,729	498,630
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 2.996%, 4/25/37 W	191,691	170,597
FRB Ser. 07-AMC3, Class A2D, (ICE LIBOR USD 1 Month + 0.35%), 2.609%, 3/25/37	1,748,196	1,536,048
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, (ICE LIBOR USD 1 Month + 0.70%), 2.959%, 9/25/35	467,215	408,960
FRB Ser. 05-59, Class 1A1, (ICE LIBOR USD 1 Month + 0.66%), 2.786%, 11/20/35	1,204,403	1,079,337
FRB Ser. 06-OA10, Class 2A1, (ICE LIBOR USD 1 Month + 0.38%), 2.639%, 8/25/46	390,575	331,591
FRB Ser. 06-OA10, Class 3A1, (ICE LIBOR USD 1 Month + 0.38%), 2.639%, 8/25/46	550,998	480,639
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 2.639%, 8/25/46	2,831,298	2,402,697
FRB Ser. 07-OH1, Class A1D, (ICE LIBOR USD 1 Month + 0.21%), 2.469%, 4/25/47	461,232	382,675
FRB Ser. 06-OA7, Class 1A1, 2.326%, 6/25/46 W	970,599	910,422

Premier Income Trust 41

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.96%), 1.603%, 8/25/46	$231,420	$215,545
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 1.583%, 6/25/46	402,531	354,998
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class B, (ICE LIBOR USD 1 Month + 11.25%), 13.509%, 12/25/28	483,914	518,737
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (ICE LIBOR USD 1 Month + 10.50%), 12.759%, 5/25/28	826,266	831,494
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (ICE LIBOR USD 1 Month + 10.00%), 12.259%, 7/25/28	2,254,899	2,380,357
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (ICE LIBOR USD 1 Month + 9.35%), 11.609%, 4/25/28	1,286,085	1,306,168
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (ICE LIBOR USD 1 Month + 9.20%), 11.459%, 10/25/27	727,909	747,516
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (ICE LIBOR USD 1 Month + 7.55%), 9.809%, 12/25/27	1,319,966	1,307,216
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (ICE LIBOR USD 1 Month + 6.35%), 8.609%, 9/25/28	110,847	119,353
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (ICE LIBOR USD 1 Month + 4.95%), 7.209%, 7/25/29	570,000	593,628
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (ICE LIBOR USD 1 Month + 2.30%), 4.559%, 9/25/30	1,222,978	1,219,655
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.25%), 13.509%, 4/25/49	298,000	320,669
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.00%), 13.259%, 10/25/48	444,000	478,679
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 13.014%, 10/25/50	491,000	570,762
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (ICE LIBOR USD 1 Month + 10.75%), 13.009%, 1/25/49	315,000	350,388
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (ICE LIBOR USD 1 Month + 10.50%), 12.759%, 3/25/49	252,000	267,383
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (ICE LIBOR USD 1 Month + 10.00%), 12.259%, 8/25/50	966,000	1,085,875
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (ICE LIBOR USD 1 Month + 10.00%), 12.259%, 7/25/50	1,027,000	1,175,915
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (ICE LIBOR USD 1 Month + 8.15%), 10.409%, 7/25/49	342,000	336,791
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (ICE LIBOR USD 1 Month + 7.75%), 10.009%, 9/25/48	389,000	377,367
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (ICE LIBOR USD 1 Month + 5.75%), 8.009%, 7/25/50	401,000	418,315
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (ICE LIBOR USD 1 Month + 4.25%), 6.509%, 10/25/48	1,548,000	1,540,260
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (ICE LIBOR USD 1 Month + 3.90%), 6.159%, 9/25/48	420,000	417,839
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (ICE LIBOR USD 1 Month + 3.70%), 5.959%, 12/25/30	599,000	597,499

42 Premier Income Trust

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	$685,000	$622,562
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	346,000	311,296
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (ICE LIBOR USD 1 Month + 12.75%), 15.009%, 10/25/28	238,552	265,066
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (ICE LIBOR USD 1 Month + 12.25%), 14.509%, 9/25/28	2,302,857	2,591,860
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 14.009%, 10/25/28	1,291,662	1,409,474
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 14.009%, 8/25/28	834,787	922,918
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (ICE LIBOR USD 1 Month + 10.75%), 13.009%, 1/25/29	269,009	286,401
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (ICE LIBOR USD 1 Month + 10.25%), 12.509%, 1/25/29	267,105	277,238
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (ICE LIBOR USD 1 Month + 9.25%), 11.509%, 4/25/29	396,609	412,400
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 7.959%, 4/25/28	1,738,164	1,818,468
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.55%), 7.809%, 4/25/28	223,601	232,481
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (ICE LIBOR USD 1 Month + 5.50%), 7.759%, 9/25/29	1,459,000	1,578,865
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (ICE LIBOR USD 1 Month + 4.85%), 7.109%, 10/25/29	2,039,000	2,153,918
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (ICE LIBOR USD 1 Month + 4.50%), 6.759%, 12/25/30	699,000	725,224
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 6.709%, 5/25/30	180,000	187,139
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 6.709%, 2/25/30	110,000	111,925
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (ICE LIBOR USD 1 Month + 4.25%), 6.509%, 1/25/31	630,000	645,285
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 6.259%, 5/25/25	16,407	16,752
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (ICE LIBOR USD 1 Month + 3.60%), 5.859%, 1/25/30	427,000	428,862
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1, (ICE LIBOR USD 1 Month + 3.55%), 5.809%, 7/25/30	1,003,000	1,019,299
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (ICE LIBOR USD 1 Month + 2.85%), 5.109%, 11/25/29	216,284	217,378
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (ICE LIBOR USD 1 Month + 2.50%), 4.759%, 5/25/30	736,246	743,895
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (ICE LIBOR USD 1 Month + 2.10%), 4.359%, 3/25/31	159,917	158,316

Premier Income Trust 43

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (ICE LIBOR USD 1 Month + 4.10%), 6.359%, 9/25/31	$578,000	$577,997
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 6.014%, 1/25/42	402,000	369,840
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (ICE LIBOR USD 1 Month + 3.25%), 5.509%, 1/25/40	459,000	415,922
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (ICE LIBOR USD 1 Month + 2.45%), 4.709%, 7/25/31	22,935	22,920
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (ICE LIBOR USD 1 Month + 2.05%), 4.309%, 1/25/40	310,178	308,504
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (ICE LIBOR USD 1 Month + 0.31%), 2.569%, 5/25/37	590,270	447,497
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (ICE LIBOR USD 1 Month + 0.52%), 2.64%, 5/19/35	419,658	155,340
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 5.664%, 1/25/34 (Bermuda)	300,000	263,888
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (ICE LIBOR USD 1 Month + 0.20%), 2.659%, 6/25/37	667,155	298,745
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (ICE LIBOR USD 1 Month + 0.23%), 0.648%, 2/26/37	474,704	432,432
MortgageIT Trust FRB Ser. 05-3, Class M2, (ICE LIBOR USD 1 Month + 0.80%), 3.054%, 8/25/35	101,918	96,489
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (ICE LIBOR USD 1 Month + 2.85%), 5.109%, 7/25/28 (Bermuda)	1,230,000	1,220,424
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (ICE LIBOR USD 1 Month + 2.70%), 4.959%, 3/25/28 (Bermuda)	620,000	611,298
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (ICE LIBOR USD 1 Month + 0.21%), 2.679%, 8/25/36	604,322	549,933
FRB Ser. 07-AR1, Class 2A1, (ICE LIBOR USD 1 Month + 0.18%), 2.439%, 1/25/37	605,148	543,961
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	1,033,000	988,700
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	815,000	719,096
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, (ICE LIBOR USD 1 Month + 0.98%), 3.239%, 10/25/45	305,289	290,755
		52,462,573
Total mortgage-backed securities (cost $201,774,433)		$182,519,967

CORPORATE BONDS AND NOTES (21.8%)*	Principal amount	Value
Basic materials (2.3%)
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	$150,000	$130,780
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	90,000	86,911
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	200,000	204,837
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	680,000	617,073

44 Premier Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		$70,000	$69,745
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		165,000	141,203
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		260,000	238,428
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		200,000	205,864
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		85,000	86,330
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		1,110,000	1,014,263
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		249,000	239,351
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24		140,000	129,675
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		295,000	284,636
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)		130,000	124,722
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)		130,000	123,297
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		670,000	628,055
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26		453,000	459,569
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		445,000	372,991
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		50,000	41,749
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	260,000	180,244
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$345,000	299,205
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		260,000	222,927
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		164,000	159,249
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	177,888
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		255,000	218,025
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		175,000	161,881
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26		693,000	644,878
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		235,000	168,025
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		298,000	258,893
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		455,000	427,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		495,000	345,263
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		195,000	168,094

Premier Income Trust 45

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Basic materials cont.
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	$283,000	$271,541
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	615,000	588,863
		9,492,155
Capital goods (1.9%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	350,000	302,309
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	75,000	71,273
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	260,000	252,405
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	65,000	57,915
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	470,000	415,950
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	158,000	158,730
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	215,000	191,507
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	347,000	374,677
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	45,000	41,288
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	53,000	47,816
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	250,000	251,628
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	114,000	101,734
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	603,000	541,012
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	90,000	79,650
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	270,000	244,768
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	700,000	635,250
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	785,000	694,725
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	541,000	531,662
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	130,000	116,009
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	1,100,000	1,038,389
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	265,000	237,109
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	175,000	157,500
Vertical US Newco, Inc. 144A company guaranty sr. notes 5.25%, 7/15/27	220,000	211,200
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	260,000	230,100
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	315,000	291,375

46 Premier Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Capital goods cont.
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	$245,000	$253,822
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 6/15/25	298,000	308,013
		7,837,816
Communication services (2.0%)
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	200,000	175,250
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	185,000	159,945
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	295,000	297,151
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,293,000	1,232,164
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	130,000	118,300
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	130,000	115,560
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	98,000	85,015
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	270,000	267,300
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	197,000	183,523
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	285,000	236,408
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	285,000	262,179
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	175,000	114,178
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	145,000	117,631
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	80,000	69,200
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	415,000	408,833
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	290,000	258,100
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	1,640,000	1,338,650
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	383,000	379,170
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	122,000	111,513
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	54,000	47,112
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	280,000	305,233
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	579,000	600,313
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	110,000	105,812
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	280,000	275,568
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	175,000	154,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	43,000	43,534

Premier Income Trust 47

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29		$125,000	$111,875
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28		326,000	325,394
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)		200,000	169,431
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	255,000	293,180
			8,362,397
Consumer cyclicals (3.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		$150,000	135,000
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		130,000	121,663
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		125,000	106,563
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32		15,000	13,100
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29		35,000	30,892
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		719,000	710,911
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25		29,000	30,310
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		120,000	114,511
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		165,000	142,725
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27		130,000	124,916
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25		625,000	625,094
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28		35,000	32,638
Carnival Corp. 144A notes 10.50%, 2/1/26		100,000	105,002
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27		240,000	192,373
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30		194,000	189,150
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24		240,000	226,958
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		50,000	52,092
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28		185,000	164,768
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26		526,000	115,720
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29		260,000	125,450
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27		544,000	269,280
Ford Motor Co. sr. unsec. unsub. bonds 7.45%, 7/16/31		220,000	239,800
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25		200,000	199,382
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27		260,000	248,872
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30		425,000	375,665
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28		260,000	211,653

48 Premier Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		$300,000	$275,250
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		45,000	41,094
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		130,000	114,725
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		270,000	267,684
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25		68,000	65,620
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		147,000	121,643
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	200,000	196,830
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$127,000	114,779
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		218,000	215,275
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		130,000	133,413
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		100,000	97,750
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		130,000	111,878
Mattel, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/15/27		380,000	388,550
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		195,000	180,131
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		55,000	52,158
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		210,000	188,351
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27		70,000	64,225
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		415,000	360,013
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		20,000	19,100
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		200,000	184,482
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)		125,000	122,917
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28		175,000	171,500
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29		95,000	89,326
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		125,000	114,003
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		250,000	229,170
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32		155,000	179,994
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26		55,000	50,166
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26		60,000	47,385
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25		606,000	616,544
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29		368,000	314,640

Premier Income Trust 49

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	$85,000	$69,700
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	221,000	207,464
Signal Parent, Inc. 144A sr. unsec. notes 6.125%, 4/1/29	240,000	142,156
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	130,000	110,517
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	537,000	467,190
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	275,000	255,475
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	217,000	206,693
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	128,000	131,636
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	125,000	112,188
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	95,000	77,249
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,015,000	973,426
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	25,000	23,750
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	250,000	226,808
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	240,000	223,151
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	255,000	255,638
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	90,000	81,312
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	45,000	45,450
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	238,000	201,110
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	100,000	82,625
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	245,000	207,020
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	153,000	141,908
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	270,000	235,575
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	80,000	80,800
		14,591,925
Consumer staples (1.6%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	170,000	147,900
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	182,000	168,679
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	225,000	211,500
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	75,000	68,625
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29	880,000	770,590
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	45,000	46,369

50 Premier Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Consumer staples cont.
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$40,000	$34,399
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		860,000	860,000
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		130,000	132,989
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		235,000	235,528
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35		110,000	112,331
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26		228,000	220,788
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		185,000	180,236
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		190,000	177,175
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		80,000	77,652
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		70,000	59,797
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		55,000	49,199
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		130,000	123,107
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		115,000	90,228
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	100,000	98,858
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$95,000	94,324
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		544,000	564,346
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		135,000	135,601
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		143,000	144,430
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		235,000	231,983
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		124,000	123,690
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 3.75%, 1/15/32		1,350,000	1,186,677
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32		50,000	49,375
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		125,000	113,121
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		125,000	121,550
			6,631,047
Energy (5.0%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26		150,000	157,001
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26		23,000	25,013
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40		893,000	794,207
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28		83,000	77,398
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30		525,000	503,522
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)		214,000	238,075
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27		200,000	190,646
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29		1,270,000	1,230,420

Premier Income Trust 51

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Energy cont.
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	$200,000	$185,838
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	15,000	13,088
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	115,000	113,275
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	175,000	164,416
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	141,313
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	249,000	239,688
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	231,000	231,254
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	212,000	209,034
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	71,000	57,888
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	124,000	126,790
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	118,000	116,820
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	624,000	609,835
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	1,133,000	1,134,745
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	109,000	105,802
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	24,713
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	236,000	230,189
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	65,000	57,903
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	773,000	770,101
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	433,000	399,250
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	435,000	441,869
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	160,671	160,671
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	645,000	638,550
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	60,000	66,564
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	248,000	253,988
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	1,467,000	1,631,495
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	53,000	53,994
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	430,000	484,114
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	155,000	164,592

52 Premier Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Energy cont.
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)		$400,000	$400,252
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)		946,000	927,080
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)		300,000	306,957
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)		3,655,000	2,927,655
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)		510,000	479,400
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)		40,000	35,827
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25		180,000	183,600
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29		403,000	389,286
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27		137,000	136,486
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26		263,000	260,370
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28		39,000	38,430
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25		340,000	334,475
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32		397,000	370,203
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30		757,000	744,839
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29		505,000	493,638
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)		79,950	74,553
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27		178,125	163,430
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27		80,000	78,085
			20,388,627
Financials (2.3%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		235,000	209,922
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		60,000	55,924
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31		1,216,000	1,375,502
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29		70,000	63,665
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	230,000	199,432
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity		$148,000	150,220
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		225,000	221,525
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		428,000	320,153
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28		85,000	55,038
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		200,000	173,000
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		200,000	218,800

Premier Income Trust 53

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Financials cont.
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		$120,000	$107,400
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27		90,000	69,044
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		75,000	70,594
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		150,000	129,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		237,000	235,616
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		55,000	52,796
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		136,000	122,387
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22		20,000	20,025
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)		285,000	275,962
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		425,000	417,265
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		347,000	342,229
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)		2,050,000	1,824,746
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		379,000	323,492
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		55,000	51,987
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		250,000	222,500
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31		460,000	384,675
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		203,000	178,386
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		448,000	380,950
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		240,000	224,741
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		235,000	219,361
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25		525,000	473,156
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R		88,000	85,321
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 6.50%, perpetual maturity (Netherlands)	EUR	252,125	275,722
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia) (In default) † F		$3,280,000	—
			9,530,911
Health care (1.5%)
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27		116,000	98,890
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29		180,000	96,068
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28		140,000	111,475

54 Premier Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Health care cont.
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		$120,000	$107,105
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		560,000	549,500
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		125,000	114,688
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		120,000	110,400
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26		290,000	276,950
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29		25,000	21,719
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27		100,000	88,875
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28		290,000	296,525
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29		155,000	149,166
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		540,000	557,010
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		125,000	114,061
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		200,000	192,570
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	250,000	196,140
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg)		$235,000	169,200
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29		50,000	45,625
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		270,000	255,285
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		130,000	116,844
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		350,000	350,000
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		95,000	84,431
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		90,000	82,804
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		272,000	271,791
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27		300,000	295,500
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26		282,000	277,742
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29		120,000	111,600
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30		190,000	191,923
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		435,000	435,825
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		275,000	252,291
			6,022,003
Technology (0.6%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		80,000	68,433
Central Parent, Inc./Central Merger Sub, Inc. 144A sr. notes 7.25%, 6/15/29		100,000	101,640
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26		40,000	38,884
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29		542,000	495,079

Premier Income Trust 55

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Technology cont.
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	$290,000	$271,150
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	290,000	206,988
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	105,000	104,629
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	218,000	189,115
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	140,000	124,020
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	695,000	612,212
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	478,000	427,810
		2,639,960
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	260,000	248,950
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	260,000	255,707
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	375,000	366,262
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	100,000	92,125
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	100,000	96,000
		1,059,044
Utilities and power (0.6%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	122,000	89,060
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	67,000	62,364
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	100,000	92,000
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	62,000	62,545
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	380,000	368,600
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	22,482
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	41,000	31,170
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	19,000	19,285
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	385,000	376,949
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	475,000	405,997
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	312,000	292,500
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	122,000	111,705
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	65,000	59,117
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	115,000	106,355
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	369,000	373,432
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	165,000	162,451
		2,636,012
Total corporate bonds and notes (cost $100,439,599)		$89,191,897

56 Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.0%)*		Principal amount	Value
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		$5,125,000	$4,100,000
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Cote d’lvoire)		1,291,507	1,141,369
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Cote d’lvoire)		630,000	568,575
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		300,000	276,375
Cote d’lvoire (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Cote d’lvoire)	EUR	760,000	601,723
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		$690,000	577,013
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		715,000	734,663
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)		1,350,000	1,299,783
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)		230,000	198,578
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%, 1/27/25 (Dominican Republic)		1,650,000	1,637,625
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)		810,000	489,565
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)		2,480,000	1,692,640
Germany (Federal Republic of) unsec. bonds Ser. 179, zero %, 4/5/24 (Germany)		5,320,000	5,424,146
Ghana (Republic of) sr. unsec. notes Ser. REGS, 7.625%, 5/16/29 (Ghana)		1,310,000	615,700
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)		3,040,000	2,014,000
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana)		1,300,000	667,875
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)		2,370,000	2,423,301
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)		760,000	764,746
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)		300,000	306,747
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%, 2/17/37 (Indonesia)		640,000	721,376
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		1,265,000	1,285,569
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)		1,355,000	1,360,083
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)		670,000	591,280
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)		2,305,000	1,815,188
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)		3,710,000	2,022,258

Premier Income Trust 57

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.0%)* cont.	Principal amount	Value
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	$2,230,000	$1,909,400
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	1,720,000	1,715,866
Total foreign government and agency bonds and notes (cost $42,606,736)		$36,955,444

CONVERTIBLE BONDS AND NOTES (4.0%)*	Principal amount	Value
Capital goods (0.1%)
John Bean Technologies Corp. cv. sr. unsec. notes 0.25%, 5/15/26	$183,000	$170,282
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	93,000	115,646
		285,928
Communication services (0.3%)
Cable One, Inc. company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	153,000	131,580
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	381,000	271,098
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	84,000	105,966
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	175,000	209,388
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	415,000	390,515
		1,108,547
Consumer cyclicals (0.6%)
Alarm.com Holdings, Inc. cv. sr. unsec. notes zero %, 1/15/26	139,000	116,760
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	217,000	173,433
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26	95,000	78,565
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	181,000	241,370
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	113,000	115,825
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	182,000	109,382
Expedia Group, Inc. company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	217,000	197,044
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26	303,000	322,695
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	212,000	140,980
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	81,000	93,812
NCL Corp., Ltd. company guaranty cv. sr. unsec. notes 5.375%, 8/1/25	81,000	82,898
NCL Corp., Ltd. 144A company guaranty cv. sr. unsec. notes 2.50%, 2/15/27	164,000	115,866
Royal Caribbean Cruises, Ltd. cv. sr. unsec. notes 2.875%, 11/15/23	287,000	265,927
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25	204,000	175,313
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	272,000	247,350
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	80,000	92,100
		2,569,320
Consumer staples (0.4%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	312,000	271,440
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	144,000	119,304
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	148,000	116,735
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	212,000	159,000
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28	400,000	322,400

58 Premier Income Trust

CONVERTIBLE BONDS AND NOTES (4.0%)* cont.	Principal amount	Value
Consumer staples cont.
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	$107,000	$92,609
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	162,000	114,210
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25	206,000	171,065
Upwork, Inc. 144A cv. sr. unsec. notes 0.25%, 8/15/26	160,000	122,939
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	192,000	130,080
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	90,000	87,480
		1,707,262
Energy (0.3%)
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	204,000	251,736
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	130,000	298,480
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)	126,000	184,779
Sunrun, Inc. cv. sr. unsec. notes zero %, 2/1/26	137,000	101,380
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23	215,000	205,056
		1,041,431
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R	129,000	128,165
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	176,000	123,200
		251,365
Health care (0.5%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	144,000	144,632
CONMED Corp. 144A cv. sr. unsec. notes 2.25%, 6/15/27	107,000	102,453
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	190,000	179,669
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	291,000	210,393
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27	100,000	70,188
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	331,000	309,511
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	128,000	160,512
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	111,000	118,770
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	252,000	249,008
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	92,000	118,603
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25	94,000	116,889
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	209,000	215,401
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	118,000	114,608
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	155,000	115,275
		2,225,912
Technology (1.4%)
3D Systems Corp. 144A cv. sr. unsec. notes zero %, 11/15/26	128,000	95,040
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	379,000	391,128
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	164,000	188,190
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	186,000	158,565
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27	201,000	165,021
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	196,000	159,348
Blackline, Inc. cv. sr. unsec. notes zero %, 3/15/26	102,000	83,640
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	138,000	170,361

Premier Income Trust 59

CONVERTIBLE BONDS AND NOTES (4.0%)* cont.	Principal amount	Value
Technology cont.
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	$152,000	$126,920
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	307,000	245,140
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	137,000	147,661
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	72,000	94,824
DigitalOcean Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/26	131,000	98,199
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	153,000	122,247
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	104,000	109,876
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	167,000	161,823
Impinj, Inc. 144A cv. sr. unsec. notes 1.125%, 5/15/27	128,000	129,246
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	304,000	335,601
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	74,000	119,325
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	263,000	224,076
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	139,000	194,114
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	145,000	251,430
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	159,000	126,723
Perficient, Inc. 144A cv. sr. unsec. notes 0.125%, 11/15/26	78,000	66,378
Rapid7, Inc. cv. sr. unsec. notes 0.25%, 3/15/27	139,000	125,031
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	199,000	163,926
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	131,000	175,350
Snap, Inc. cv. sr. unsec. notes zero %, 5/1/27	202,000	142,410
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	326,000	279,545
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	152,000	124,184
Twitter, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	143,000	131,775
Unity Software, Inc. 144A cv. sr. unsec. notes zero %, 11/15/26	205,000	152,803
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	109,000	131,345
Wolfspeed, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 2/15/28	133,000	126,267
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	135,000	131,625
Ziff Davis, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	157,000	158,963
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	127,000	157,290
		5,965,390
Transportation (0.2%)
American Airlines Group, Inc. company guaranty cv. notes 6.50%, 7/1/25	161,000	179,676
JetBlue Airways Corp. cv. sr. unsec. notes 0.50%, 4/1/26	163,000	116,219
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	258,000	326,241
		622,136
Utilities and power (0.1%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	234,000	261,495
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	200,000	216,000
		477,495
Total convertible bonds and notes (cost $18,350,398)		$16,254,786

60 Premier Income Trust

SENIOR LOANS (2.8%)*c	Principal amount	Value
Basic materials (0.2%)
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 5.554%, 2/4/26	$69,125	$60,830
PQ Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.50%), 5.306%, 6/9/28	44,438	43,016
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.25%, 10/1/25	374,412	362,431
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.125%, 5/3/26	558,340	536,006
		1,002,283
Capital goods (0.6%)
Adient US, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.622%, 4/1/28	173,250	167,566
American Axle and Manufacturing, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 2.25%), 3.88%, 4/6/24	47,105	45,574
BWAY Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.623%, 4/3/24	770,760	735,914
Filtration Group Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 5.872%, 10/19/28	24,813	23,826
GFL Environmental, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 5.806%, 5/31/25	431,001	426,630
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.877%, 3/28/25	486,397	455,754
TK Elevator US Newco, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.871%, 7/31/27	636,839	614,072
		2,469,336
Communication services (0.1%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 4.249%, 1/15/26	392,789	376,465
Asurion, LLC bank term loan FRN Ser. B9, (ICE LIBOR USD 3 Month + 3.25%), 5.622%, 7/31/27	69,298	65,036
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 7.372%, 7/22/27	163,188	153,736
		595,237
Consumer cyclicals (0.7%)
AppleCaramel Buyer, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 0.00%), 6.077%, 10/19/27	467,382	445,668
Cengage Learning, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.75%), 7.814%, 6/29/26	372,188	340,395
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.305%, 8/21/26	499,914	454,987
Cornerstone Building Brands, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.249%, 4/12/28	328,892	279,887
Diamond Sports Group, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.036%, 8/24/26	209,112	40,925
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 4.00%), 6.327%, 1/12/29	188,482	179,365
Garda World Security Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 6.47%, 10/30/26	182,072	171,831
iHeartCommunications, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.372%, 5/1/26	97,581	92,092

Premier Income Trust 61

SENIOR LOANS (2.8%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 4.872%, 9/19/26	$179,503	$177,304
PetSmart, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.12%, 1/29/28	119,698	115,159
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 10.375%, 2/28/26	162,000	95,580
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 5.872%, 12/17/26	265,512	248,718
Werner Finco LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 6.372%, 7/24/24	407,032	381,593
		3,023,504
Consumer staples (0.2%)
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.944%, 6/21/24	574,491	523,396
IRB Holding Corp. bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 3.15%), 4.874%, 12/15/27	88,650	84,882
IRB Holding Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.122%, 2/5/25	217,614	211,862
		820,140
Energy (0.1%)
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 6.00%, 6/4/28	207,900	201,461
Southwestern Energy Co. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 2.50%), 4.704%, 6/8/27	144,275	142,291
		343,752
Financials (0.1%)
Forest City Enterprises LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 5.872%, 12/7/25	197,486	188,188
HUB International, Ltd. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.981%, 4/25/25	97,515	95,261
		283,449
Health care (0.2%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 4.123%, 2/4/27	136,594	131,919
Enterprise Merger Sub, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 6.122%, 10/10/25	225,660	58,342
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 5.963%, 10/2/25	512,200	488,352
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 7.752%, 4/22/27	149,335	118,722
		797,335
Technology (0.5%)
Arches Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.622%, 12/6/27	402,807	369,273
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.122%, 10/2/25	398,049	382,509
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 6.372%, 12/1/27	398,925	388,736
Plantronics, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.50%), 4.872%, 7/2/25	338,593	336,477

62 Premier Income Trust

SENIOR LOANS (2.8%)*c cont.	Principal amount	Value
Technology cont.
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 6.372%, 6/3/28	$203,463	$192,921
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 6.75%, 8/31/29	87,000	83,629
Rocket Software, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.622%, 11/28/25	133,650	126,718
		1,880,263
Transportation (0.1%)
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 7.46%, 4/20/28	120,000	118,050
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.533%, 4/21/28	251,813	241,929
		359,979
Total senior loans (cost $12,482,497)		$11,575,278

PURCHASED SWAP OPTIONS OUTSTANDING (1.7%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-ICE/Jan-25	Jan-24/0.485		$49,147,400	$32,929
Goldman Sachs International
(2.988)/3 month USD-LIBOR-ICE/Feb-39	Feb-29/2.988		7,048,900	418,987
2.988/3 month USD-LIBOR-ICE/Feb-39	Feb-29/2.988		7,048,900	393,963
JPMorgan Chase Bank N.A.
(2.7575)/3 month USD-LIBOR-ICE/Dec-37	Dec-27/2.7575		6,980,300	452,114
(2.795)/3 month USD-LIBOR-ICE/Dec-37	Dec-27/2.795		6,980,300	441,783
2.795/3 month USD-LIBOR-ICE/Dec-37	Dec-27/2.795		6,980,300	345,315
2.7575/3 month USD-LIBOR-ICE/Dec-37	Dec-27/2.7575		6,980,300	335,543
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-ICE/Feb-73	Feb-48/3.00		6,990,700	826,929
3.00/3 month USD-LIBOR-ICE/Apr-72	Apr-47/3.00		6,990,700	799,177
2.75/3 month USD-LIBOR-ICE/May-73	May-48/2.75		6,990,700	684,879
NatWest Markets PLC
(0.52)/Sterling Overnight Index Average/Sep-23 (United Kingdom)	Sep-22/0.52	GBP	92,703,900	2,356,115
Total purchased swap options outstanding (cost $5,073,284)				$7,087,734

PURCHASED OPTIONS OUTSTANDING (0.5%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Call)	Aug-22/$100.25	$71,214,052	$70,000,000	$1,051,190
Uniform Mortgage-Backed Securities 30 yr 5.00% TBA commitments (Call)	Aug-22/100.64	51,353,495	50,000,000	1,038,900
Total purchased options outstanding (cost $938,867)				$2,090,090

Premier Income Trust 63

ASSET-BACKED SECURITIES (0.5%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,314,000	$1,310,715
Mello Warehouse Securitization Trust 144A FRB Ser. 21-3, Class D, (ICE LIBOR USD 1 Month + 2.00%), 4.259%, 11/25/55	936,000	890,303
Total asset-backed securities (cost $2,204,370)		$2,201,018

COMMON STOCKS (—%)*	Shares	Value
Chord Energy Corp.	854	$109,517
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	21,073	26,341
Total common stocks (cost $86,002)		$135,858

SHORT-TERM INVESTMENTS (20.1%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 1.93% L	Shares	42,452,304	$42,452,304
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.88% P	Shares	3,436,000	3,436,000
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper 2.840%, 10/18/22 (Singapore)		$3,000,000	2,981,498
U.S. Treasury Bills 2.127%, 9/6/22 ∆ §		3,600,000	3,592,482
U.S. Treasury Bills 2.098%, 9/1/22 ∆ § Φ		2,700,000	2,695,048
U.S. Treasury Bills 1.949%, 8/25/22 ∆ § Φ		2,000,000	1,997,267
U.S. Treasury Bills 1.887%, 8/23/22 ∆ § Φ		6,300,000	6,292,045
U.S. Treasury Bills 1.757%, 8/18/22 ∆ §		700,000	699,318
U.S. Treasury Bills 1.238%, 8/9/22 # ∆ § Φ		8,500,000	8,496,182
U.S. Treasury Bills 1.092%, 8/2/22 # ∆ §		9,800,000	9,799,517
Total short-term investments (cost $82,444,757)			$82,441,661

TOTAL INVESTMENTS
Total investments (cost $838,506,043)	$808,900,341

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

64 Premier Income Trust

FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through July 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $409,600,320.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,576,630 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $21,632,717 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $859,583 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,261,369 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Premier Income Trust 65

R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $354,361,282 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	92.4%	Dominican Republic	0.6%
Indonesia	1.0	Other	4.6
Cote d’lvoire	0.8	Total	100.0%
Mexico	0.6

FORWARD CURRENCY CONTRACTS at 7/31/22 (aggregate face value $76,901,021)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Euro	Buy	9/21/22	$1,068,289	$1,063,298	$4,991
	Japanese Yen	Sell	8/17/22	980,778	969,315	(11,463)
	New Zealand Dollar	Sell	10/19/22	11,566	11,323	(243)
	Norwegian Krone	Buy	9/21/22	16,417	16,395	22
	Swedish Krona	Sell	9/21/22	376,857	392,218	15,361
Barclays Bank PLC
	Canadian Dollar	Sell	10/19/22	142,478	141,146	(1,332)
	Euro	Buy	9/21/22	298,866	310,503	(11,637)
	Japanese Yen	Sell	8/17/22	1,135,943	1,134,314	(1,629)
	Swiss Franc	Buy	9/21/22	212,586	235,472	(22,886)
Goldman Sachs International
	Polish Zloty	Buy	9/21/22	542,906	585,842	(42,936)
	Swiss Franc	Buy	9/21/22	3,616,067	3,599,265	16,802
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/19/22	71,767	70,045	(1,722)
	British Pound	Sell	9/21/22	2,801,945	2,888,182	86,237
	Canadian Dollar	Sell	10/19/22	31,384	31,054	(330)
	Euro	Buy	9/21/22	2,153,808	2,223,800	(69,992)
	New Zealand Dollar	Sell	10/19/22	24,892	24,388	(504)
	Norwegian Krone	Buy	9/21/22	4,485	4,296	189
	Polish Zloty	Sell	9/21/22	542,906	585,318	42,412
	Swedish Krona	Buy	9/21/22	776,229	799,799	(23,570)
	Swiss Franc	Sell	9/21/22	12,443	12,217	(226)

66 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/22 (aggregate face value $76,901,021) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	British Pound	Sell	9/21/22	$271,270	$278,555	$7,285
	Canadian Dollar	Sell	10/19/22	66,282	65,662	(620)
	Euro	Sell	9/21/22	402,865	424,562	21,697
	Norwegian Krone	Sell	9/21/22	9,177	9,012	(165)
	Swiss Franc	Buy	9/21/22	16,766	16,753	13
Morgan Stanley & Co. International PLC
	British Pound	Buy	9/21/22	1,052,772	1,070,540	(17,768)
	Canadian Dollar	Sell	10/19/22	33,570	33,545	(25)
	Euro	Sell	9/21/22	4,813,043	4,918,808	105,765
	Japanese Yen	Buy	8/17/22	19,702	19,539	163
	New Zealand Dollar	Sell	10/19/22	3,300,354	3,233,801	(66,553)
	Swiss Franc	Sell	9/21/22	642,081	626,522	(15,559)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/19/22	3,089,209	2,998,824	(90,385)
	British Pound	Sell	9/21/22	2,202,957	2,271,853	68,896
	Canadian Dollar	Sell	10/19/22	411,040	407,218	(3,822)
	Euro	Sell	9/21/22	9,408,756	9,966,340	557,584
	Japanese Yen	Sell	8/17/22	1,690,162	1,736,407	46,245
	Norwegian Krone	Sell	9/21/22	1,012,532	1,036,724	24,192
	Swedish Krona	Sell	9/21/22	2,721,994	2,831,302	109,308
	Swiss Franc	Buy	9/21/22	5,626,141	5,599,992	26,149
Toronto-Dominion Bank
	British Pound	Sell	9/21/22	20,239	19,819	(420)
	Canadian Dollar	Sell	10/19/22	4,950,050	4,903,845	(46,205)
	Euro	Sell	9/21/22	3,004,870	3,066,771	61,901
	Japanese Yen	Buy	8/17/22	10,261	10,218	43
	Norwegian Krone	Sell	9/21/22	584,302	598,406	14,104
	Swiss Franc	Sell	9/21/22	1,990,777	1,985,376	(5,401)
UBS AG
	Canadian Dollar	Sell	10/19/22	61,597	60,921	(676)
	Czech Koruna	Sell	9/21/22	125,934	126,924	990
	Euro	Sell	9/21/22	158,356	166,815	8,459
	Japanese Yen	Buy	8/17/22	9,867,990	10,164,874	(296,884)
	Swedish Krona	Sell	9/21/22	12,920	12,815	(105)
	Swiss Franc	Sell	9/21/22	22,566	21,495	(1,071)
WestPac Banking Corp.
	Australian Dollar	Sell	10/19/22	365,761	355,112	(10,649)
	Euro	Buy	9/21/22	2,620,671	2,619,374	1,297
	New Zealand Dollar	Sell	10/19/22	139,799	137,016	(2,783)
	Swedish Krona	Buy	9/21/22	7,022	7,091	(69)
Unrealized appreciation						1,220,105
Unrealized (depreciation)						(747,630)
Total						$472,475
* The exchange currency for all contracts listed is the United States Dollar.

Premier Income Trust 67

FUTURES CONTRACTS OUTSTANDING at 7/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	1,038	$218,458,454	$218,458,454	Sep-22	$824,820
U.S. Treasury Note Ultra 10 yr (Short)	31	4,068,750	4,068,750	Sep-22	(53,804)
Unrealized appreciation					824,820
Unrealized (depreciation)					(53,804)
Total					$771,016

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/22 (premiums $15,634,041)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-ICE/Jan-25	Jan-24/0.985		$49,147,400	$833,540
Citibank, N.A.
(1.865)/3 month USD-LIBOR-ICE/Oct-39	Oct-29/1.865		8,485,700	201,281
1.865/3 month USD-LIBOR-ICE/Oct-39	Oct-29/1.865		8,485,700	944,458
2.395/3 month USD-LIBOR-ICE/Nov-33	Nov-23/2.395		37,040,800	1,926,863
Goldman Sachs International
(1.448)/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	4,577,200	278,873
1.448/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	4,577,200	533,331
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-ICE/Mar-35	Mar-25/0.968		$3,624,700	22,727
(1.07)/3 month USD-LIBOR-ICE/Mar-32	Mar-27/1.07		5,786,700	45,541
1.07/3 month USD-LIBOR-ICE/Mar-32	Mar-27/1.07		5,786,700	442,393
0.968/3 month USD-LIBOR-ICE/Mar-35	Mar-25/0.968		3,624,700	558,639
3.229/3 month USD-LIBOR-ICE/Nov-33	Nov-23/3.229		26,351,000	573,925
(3.229)/3 month USD-LIBOR-ICE/Nov-33	Nov-23/3.229		26,351,000	1,764,463
(1.667)/6 month EUR-EURIBOR/Feb-36	Feb-26/1.667	EUR	10,069,900	467,048
1.667/6 month EUR-EURIBOR/Feb-36	Feb-26/1.667	EUR	10,069,900	790,421
Morgan Stanley & Co. International PLC
(1.512)/3 month USD-LIBOR-ICE/Aug-32	Aug-22/1.512		$8,725,000	87
3.01/3 month USD-LIBOR-ICE/Feb-36	Feb-26/3.01		3,620,600	167,561
2.97/3 month USD-LIBOR-ICE/Feb-36	Feb-26/2.97		3,620,600	171,508
(2.97)/3 month USD-LIBOR-ICE/Feb-36	Feb-26/2.97		3,620,600	210,791
(3.01)/3 month USD-LIBOR-ICE/Feb-36	Feb-26/3.01		3,620,600	217,345
(3.00)/3 month USD-LIBOR-ICE/Apr-48	Apr-23/3.00		6,990,700	518,500
(2.75)/3 month USD-LIBOR-ICE/May-49	May-25/2.75		6,990,700	573,587
(3.00)/3 month USD-LIBOR-ICE/Jan-49	Jan-24/3.00		6,990,700	662,788
1.512/3 month USD-LIBOR-ICE/Aug-32	Aug-22/1.512		8,725,000	943,696
NatWest Markets PLC
0.84/Sterling Overnight Index Average/Sep-23	Sep-22/0.84	GBP	92,703,900	2,006,141
0.68/Sterling Overnight Index Average/Sep-23	Sep-22/0.68	GBP	92,703,900	2,181,128
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-ICE/Mar-55	Mar-25/1.17		$529,000	7,200
1.17/3 month USD-LIBOR-ICE/Mar-55	Mar-25/1.17		1,058,000	327,938

68 Premier Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/22 (premiums $15,634,041) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
UBS AG
3.124/US SOFR/Sep-32	Sep-22/3.124	$24,109,300	$19,529
(1.9875)/3 month USD-LIBOR-ICE/Oct-36	Oct-26/1.9875	9,843,400	242,443
1.9875/3 month USD-LIBOR-ICE/Oct-36	Oct-26/1.9875	9,843,400	947,919
Total			$18,581,664

WRITTEN OPTIONS OUTSTANDING at 7/31/22 (premiums $681,250)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Put)	Aug-22/$100.25	$71,214,052	$70,000,000	$1,330
Uniform Mortgage-Backed Securities 30 yr 5.00% TBA commitments (Put)	Aug-22/100.64	51,353,495	50,000,000	50
Total				$1,380

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
3.69/US SOFR/Apr-25 (Written)	Apr-23/3.69	$163,849,000	$917,554	$484,993
(1.39)/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	95,706,500	(1,100,625)	960,893
1.39/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	95,706,500	(1,100,625)	(341,672)
2.25/US SOFR/Jan-33 (Purchased)	Jan-23/2.25	84,629,500	(1,372,259)	169,259
2.245/US SOFR/Jan-33 (Purchased)	Jan-23/2.245	84,629,500	(1,379,622)	147,255
(2.94)/US SOFR/Apr-25 (Purchased)	Apr-23/2.94	81,924,500	(876,592)	(371,937)
(1.085)/3 month USD-LIBOR-ICE/Apr-34 (Written)	Apr-24/1.085	65,015,900	892,343	514,276
2.415/3 month USD-LIBOR-ICE/Oct-33 (Written)	Oct-23/2.415	53,186,700	1,123,569	(1,554,113)
(1.76)/3 month USD-LIBOR-ICE/Jan-29 (Purchased)	Jan-28/1.76	47,380,600	(306,197)	284,757
1.76/3 month USD-LIBOR-ICE/Jan-29 (Purchased)	Jan-28/1.76	47,380,600	(306,197)	(60,647)
(1.115)/3 month USD-LIBOR-ICE/Jan-26 (Written)	Jan-25/1.115	47,380,600	199,591	69,649
1.115/3 month USD-LIBOR-ICE/Jan-26 (Written)	Jan-25/1.115	47,380,600	199,591	(485,177)
2.17/3 month USD-LIBOR-ICE/Apr-34 (Purchased)	Apr-24/2.17	32,507,900	(1,570,132)	(750,282)
(2.41)/US SOFR/Oct-32 (Written)	Oct-22/2.41	29,620,300	421,979	(89,453)
(2.42)/US SOFR/Oct-32 (Written)	Oct-22/2.42	29,620,300	421,150	(102,782)
(2.485)/3 month USD-LIBOR-ICE/Oct-54 (Purchased)	Oct-24/2.485	17,157,000	(1,035,425)	928,022

Premier Income Trust 69

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(1.29)/3 month USD-LIBOR-ICE/Mar-34 (Written)	Mar-24/1.29		$16,254,000	$253,562	$135,558
(2.35)/3 month USD-LIBOR-ICE/Apr-56 (Purchased)	Apr-26/2.35		14,707,300	(1,911,949)	278,115
2.35/3 month USD-LIBOR-ICE/Apr-56 (Purchased)	Apr-26/2.35		14,707,300	(1,911,949)	(644,621)
2.29/3 month USD-LIBOR-ICE/Mar-34 (Purchased)	Mar-24/2.29		11,377,800	(559,625)	(241,892)
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073		10,783,700	784,514	234,761
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073		10,783,700	784,514	(116,140)
(0.925)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925		9,326,800	(667,799)	998,061
0.925/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925		9,326,800	(667,799)	(452,070)
(2.272)/US SOFR/Apr-42 (Written)	Apr-32/2.272		6,291,200	524,057	157,972
2.272/US SOFR/Apr-42 (Written)	Apr-32/2.272		6,291,200	524,057	(76,186)
(0.85)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85		4,749,700	(346,728)	525,174
0.85/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85		4,749,700	(346,728)	(238,862)
(1.275)/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275		4,687,800	(610,586)	556,864
1.275/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275		4,687,800	(610,586)	(392,416)
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101		4,270,400	333,518	78,063
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101		4,270,400	333,518	(27,629)
2.46/US SOFR/Jun-59 (Written)	Jun-29/2.46		4,185,600	591,425	50,939
(2.46)/US SOFR/Jun-59 (Written)	Jun-29/2.46		4,185,600	591,425	(40,726)
(1.405)/US SOFR/Dec-58 (Purchased)	Dec-28/1.405		2,121,700	(325,416)	198,315
1.405/US SOFR/Dec-58 (Purchased)	Dec-28/1.405		2,121,700	(325,416)	(170,754)
(1.304)/6 month EUR-EURIBOR/Jun-54 (Purchased)	Jun-24/1.304	EUR	4,782,000	(387,486)	339,775
1.304/6 month EUR-EURIBOR/Jun-54 (Purchased)	Jun-24/1.304	EUR	4,782,000	(774,972)	(251,899)
(1.053)/6 month EUR-EURIBOR/Jun-54 (Purchased)	Jun-24/1.053	EUR	2,528,950	(576,785)	199,100
1.053/6 month EUR-EURIBOR/Jun-54 (Purchased)	Jun-24/1.053	EUR	2,528,950	(576,785)	(82,349)
Citibank, N.A.
1.999/US SOFR/Jan-33 (Purchased)	Jan-23/1.999		$49,825,900	(368,712)	119,084
(1.245)/3 month USD-LIBOR-ICE/Aug-24 (Written)	Aug-22/1.245		39,592,500	362,271	361,480
1.245/3 month USD-LIBOR-ICE/Aug-24 (Written)	Aug-22/1.245		39,592,500	362,271	(1,100,672)
(1.752)/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752		35,403,600	(1,154,157)	879,425

70 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
1.752/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752	$35,403,600	$(1,154,157)	$(503,439)
1.7075/3 month USD-LIBOR-ICE/Sep-27 (Written)	Sep-22/1.7075	31,498,300	166,941	(1,335,213)
(1.90)/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90	23,865,100	(318,122)	182,091
1.90/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90	23,865,100	(318,122)	(67,061)
(1.194)/3 month USD-LIBOR-ICE/Jun-25 (Written)	Jun-23/1.194	23,865,100	180,897	144,623
1.194/3 month USD-LIBOR-ICE/Jun-25 (Written)	Jun-23/1.194	23,865,100	180,897	(558,921)
2.795/US SOFR/Oct-32 (Purchased)	Oct-22/2.795	21,321,900	(434,967)	368,442
(2.795)/US SOFR/Oct-32 (Purchased)	Oct-22/2.795	21,321,900	(434,967)	(270,575)
(1.648)/US SOFR/Sep-32 (Purchased)	Sep-22/1.648	16,909,300	(413,432)	834,981
1.648/US SOFR/Sep-32 (Purchased)	Sep-22/1.648	16,909,300	(413,432)	(409,543)
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826	14,768,300	(1,090,639)	601,217
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826	14,768,300	(1,090,639)	(436,994)
(1.75)/US SOFR/Mar-53 (Purchased)	Mar-23/1.75	8,954,300	(670,229)	803,469
1.75/US SOFR/Mar-53 (Purchased)	Mar-23/1.75	8,954,300	(670,229)	(560,629)
(1.724)/US SOFR/Mar-53 (Purchased)	Mar-23/1.724	7,816,900	(589,785)	733,069
1.724/US SOFR/Mar-53 (Purchased)	Mar-23/1.724	7,816,900	(589,785)	(499,187)
(1.735)/US SOFR/Mar-53 (Purchased)	Mar-23/1.735	7,654,400	(565,852)	714,691
1.735/US SOFR/Mar-53 (Purchased)	Mar-23/1.735	7,654,400	(565,852)	(474,496)
(2.194)/3 month USD-LIBOR-ICE/Sep-52 (Purchased)	Sep-22/2.194	6,562,100	(160,952)	634,030
(1.918)/3 month USD-LIBOR-ICE/Jan-51 (Written)	Jan-31/1.918	5,356,900	640,685	282,523
1.918/3 month USD-LIBOR-ICE/Jan-51 (Written)	Jan-31/1.918	5,356,900	640,685	(336,360)
(2.427)/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427	4,617,700	(336,399)	114,888
2.427/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427	4,617,700	(336,399)	(102,698)
(1.625)/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625	4,450,300	(656,419)	111,881
1.625/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625	4,450,300	(656,419)	(135,645)
(1.102)/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102	2,359,100	(74,960)	263,724
1.102/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102	2,359,100	(74,960)	(73,863)
(2.689)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689	2,064,000	(265,740)	(65,099)
2.689/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689	2,064,000	(265,740)	(94,056)

Premier Income Trust 71

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
(1.177)/3 month USD-LIBOR-ICE/Jul-40 (Written)	Jul-30/1.177		$1,820,100	$137,964	$88,857
1.177/3 month USD-LIBOR-ICE/Jul-40 (Written)	Jul-30/1.177		1,820,100	137,964	(160,278)
(0.055)/3 month EUR-EURIBOR/Mar-25 (Written)	Mar-24/0.055	EUR	219,158,200	703,152	333,746
0.555/3 month EUR-EURIBOR/Mar-25 (Purchased)	Mar-24/0.555	EUR	109,579,100	(691,234)	(337,106)
Deutsche Bank AG
(1.724)/US SOFR/Jan-47 (Purchased)	Jan-37/1.724		$18,460,400	(1,523,906)	477,201
1.724/US SOFR/Jan-47 (Purchased)	Jan-37/1.724		18,460,400	(1,523,906)	(438,065)
(2.135)/US SOFR/Mar-42 (Written)	Mar-32/2.135		16,721,700	1,405,459	491,618
2.135/US SOFR/Mar-42 (Written)	Mar-32/2.135		16,721,700	1,405,459	(288,784)
1.818/6 month EUR-EURIBOR/Jul-56 (Written)	Jul-26/1.818	EUR	767,000	120,076	35,660
(1.818)/6 month EUR-EURIBOR/Jul-56 (Written)	Jul-26/1.818	EUR	767,000	120,076	(25,164)
Goldman Sachs International
2.41/3 month USD-LIBOR-ICE/Aug-33 (Written)	Aug-23/2.41		$15,622,700	228,091	(541,014)
2.07/3 month USD-LIBOR-ICE/Aug-33 (Written)	Aug-23/2.07		13,162,300	272,460	(634,291)
2.40/US SOFR/May-57 (Purchased)	May-27/2.40		12,168,600	(1,569,749)	(30,665)
(2.40)/US SOFR/May-57 (Purchased)	May-27/2.40		12,168,600	(1,569,749)	(66,927)
2.995/US SOFR/Aug-32 (Purchased)	Aug-22/2.995		9,044,400	(197,439)	238,953
(2.995)/US SOFR/Aug-32 (Purchased)	Aug-22/2.995		9,044,400	(197,439)	(196,716)
(1.727)/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/1.727		3,050,400	(456,035)	234,789
1.727/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/1.727		3,050,400	(279,722)	(175,184)
(2.8175)/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	(39,050)
2.8175/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	(49,981)
(0.26)/6 month EUR-EURIBOR/Jun-28 (Written)	Jun-26/0.26	EUR	33,508,700	373,680	164,388
0.26/6 month EUR-EURIBOR/Jun-28 (Written)	Jun-26/0.26	EUR	33,508,700	373,680	(780,160)
(0.555)/6 month EUR-EURIBOR/Mar-40 (Written)	Mar-30/0.555	EUR	3,886,150	586,855	158,834
0.555/6 month EUR-EURIBOR/Mar-40 (Written)	Mar-30/0.555	EUR	3,886,150	586,855	(336,772)
JPMorgan Chase Bank N.A.
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70		$22,135,000	472,306	154,724
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70		22,135,000	472,306	(402,636)

72 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(1.805)/3 month USD-LIBOR-ICE/Dec-36 (Purchased)	Dec-26/1.805		$9,707,800	$(575,673)	$527,425
1.805/3 month USD-LIBOR-ICE/Dec-36 (Purchased)	Dec-26/1.805		9,707,800	(575,673)	(314,630)
(1.905)/US SOFR/Jan-42 (Purchased)	Jan-32/1.905		7,514,600	(548,566)	283,075
1.905/US SOFR/Jan-42 (Purchased)	Jan-32/1.905		7,514,600	(548,566)	(204,848)
(1.232)/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.232		6,302,700	404,948	282,109
1.232/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.232		6,302,700	404,948	(557,411)
(1.168)/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.168		5,725,500	368,436	260,911
1.168/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.168		5,725,500	368,436	(530,468)
(1.204)/3 month USD-LIBOR-ICE/Jun-40 (Written)	Jun-30/1.204		4,997,800	372,586	237,645
1.204/3 month USD-LIBOR-ICE/Jun-40 (Written)	Jun-30/1.204		4,997,800	372,586	(437,108)
(2.317)/US SOFR/Apr-42 (Written)	Apr-32/2.317		4,718,700	399,674	117,732
2.317/US SOFR/Apr-42 (Written)	Apr-32/2.317		4,718,700	399,674	(43,365)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81		3,636,400	214,911	94,765
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81		3,636,400	214,911	(148,620)
(2.032)/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/2.032		3,549,600	(409,979)	222,915
2.032/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/2.032		3,549,600	(409,979)	(233,777)
(2.50)/3 month USD-LIBOR-ICE/Nov-39 (Purchased)	Nov-29/2.50		3,439,600	(357,718)	(24,008)
2.50/3 month USD-LIBOR-ICE/Nov-39 (Purchased)	Nov-29/2.50		3,439,600	(198,809)	(32,986)
(1.544)/US SOFR/Jan-62 (Purchased)	Jan-32/1.544		2,818,000	(473,424)	159,583
1.544/US SOFR/Jan-62 (Purchased)	Jan-32/1.544		2,818,000	(473,424)	(177,844)
(2.902)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.902		2,064,000	(221,467)	(59,443)
2.902/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.902		2,064,000	(319,094)	(103,778)
3.315/6 month AUD-BBR-BBSW/May-52 (Purchased)	May-32/3.315	AUD	9,928,600	(834,904)	30,593
(3.315)/6 month AUD-BBR-BBSW/May-52 (Purchased)	May-32/3.315	AUD	9,928,600	(834,904)	(12,417)
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	5,302,300	(329,739)	357,135
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	5,302,300	(329,739)	(154,450)
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	(161,857)	342,873

Premier Income Trust 73

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	$(161,857)	$(115,518)
(2.50)/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	3,287,400	118,659	110,734
2.50/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	3,287,400	118,659	(267,521)
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	264,203
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	(81,328)
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	301,582
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	(104,121)
1.921/6 month EUR-EURIBOR/Oct-48 (Purchased)	Oct-28/1.921	EUR	2,828,800	(361,757)	97,028
(1.921)/6 month EUR-EURIBOR/Oct-48 (Purchased)	Oct-28/1.921	EUR	2,828,800	(361,757)	(15,236)
Morgan Stanley & Co. International PLC
2.195/US SOFR/Jan-33 (Purchased)	Jan-23/2.195		$84,629,500	(1,343,493)	48,916
2.1075/US SOFR/Jan-33 (Purchased)	Jan-23/2.1075		84,629,500	(1,273,674)	(104,517)
(2.27375)/US SOFR/Oct-32 (Written)	Oct-22/2.27375		29,620,300	397,653	27,695
(2.36)/US SOFR/Oct-32 (Written)	Oct-22/2.36		29,620,300	419,127	(41,350)
(2.39)/3 month USD-LIBOR-ICE/Jun-34 (Written)	Jun-24/2.39		18,392,400	968,360	357,364
2.39/3 month USD-LIBOR-ICE/Jun-34 (Written)	Jun-24/2.39		18,392,400	968,360	(136,839)
3.20/US SOFR/Aug-32 (Written)	Aug-22/3.20		11,219,900	99,296	96,267
(2.02)/US SOFR/Mar-56 (Written)	Mar-26/2.02		4,845,700	635,998	236,034
2.02/US SOFR/Mar-56 (Written)	Mar-26/2.02		4,845,700	635,998	(114,988)
3.27/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	98,511
(3.27)/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	(208,853)
(2.505)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(316,205)	(76,162)
2.505/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(222,086)	(82,663)
(2.3825)/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		953,100	(120,805)	(7,558)
2.3825/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		953,100	(120,805)	(9,741)
Toronto-Dominion Bank
(1.937)/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		3,867,400	(202,265)	181,613
1.937/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		3,867,400	(202,265)	(97,536)

74 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank cont.
(2.095)/3 month USD-LIBOR-ICE/Feb-56 (Written)	Feb-26/2.095		$1,670,400	$219,658	$107,123
2.095/3 month USD-LIBOR-ICE/Feb-56 (Written)	Feb-26/2.095		1,670,400	219,658	(79,628)
(2.405)/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		1,584,500	(110,519)	44,572
2.405/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		1,584,500	(110,519)	(32,847)
UBS AG
2.205/US SOFR/Jan-33 (Purchased)	Jan-23/2.205		56,996,400	(641,123)	261,613
3.67/US SOFR/Jul-33 (Written)	Jul-23/3.67		56,996,400	651,141	233,115
2.8375/US SOFR/Aug-32 (Written)	Aug-22/2.8375		36,029,550	490,002	441,722
(0.87)/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-27/0.87		25,456,200	(171,702)	274,672
0.87/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-27/0.87		25,456,200	(171,702)	(96,988)
(2.6525)/US SOFR/Aug-32 (Purchased)	Aug-22/2.6525		24,019,700	(491,203)	(400,168)
(0.983)/3 month USD-LIBOR-ICE/Apr-32 (Purchased)	Apr-30/0.983		10,182,500	(161,393)	214,647
0.983/3 month USD-LIBOR-ICE/Apr-32 (Purchased)	Apr-30/0.983		10,182,500	(161,393)	(95,512)
(1.87)/3 month USD-LIBOR-ICE/Jul-46 (Purchased)	Jul-41/1.87		9,047,900	(420,727)	99,527
1.87/3 month USD-LIBOR-ICE/Jul-46 (Purchased)	Jul-41/1.87		9,047,900	(420,727)	(86,950)
(0.8925)/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-23/0.8925		7,636,900	(161,902)	451,723
0.8925/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-23/0.8925		7,636,900	(161,902)	(151,592)
(0.958)/3 month USD-LIBOR-ICE/May-30 (Written)	May-25/0.958		6,109,500	162,360	113,759
0.958/3 month USD-LIBOR-ICE/May-30 (Written)	May-25/0.958		6,109,500	162,360	(305,964)
(0.902)/3 month USD-LIBOR-ICE/Apr-35 (Purchased)	Apr-25/0.902		3,054,700	(170,910)	327,036
0.902/3 month USD-LIBOR-ICE/Apr-35 (Purchased)	Apr-25/0.902		3,054,700	(170,910)	(141,127)
(1.715)/3 month USD-LIBOR-ICE/Feb-53 (Purchased)	Feb-23/1.715		1,933,700	(174,516)	247,688
1.715/3 month USD-LIBOR-ICE/Feb-53 (Purchased)	Feb-23/1.715		1,933,700	(174,516)	(164,016)
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	4,626,600	(246,251)	145,726
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	4,626,600	(246,251)	(67,141)
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	2,202,100	(133,708)	21,233

Premier Income Trust 75

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	2,202,100	$(133,708)	$(17,679)
(2.577)/6 month EUR-EURIBOR/Aug-32 (Purchased)	Aug-22/2.577	EUR	10,748,000	(122,439)	(110,070)
0.32/6 month EUR-EURIBOR/Sep-52 (Purchased)	Sep-22/0.32	EUR	9,253,300	(562,458)	(483,554)
(0.16)/6 month EUR-EURIBOR/Sep-52 (Written)	Sep-22/0.16	EUR	9,253,300	370,153	318,523
(0.00)/6 month EUR-EURIBOR/Sep-52 (Written)	Sep-22/0.00	EUR	9,253,300	239,943	206,548
(0.44)/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,644,000	(364,332)	443,978
0.44/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,644,000	(364,332)	(163,371)
(0.45)/6 month EUR-EURIBOR/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,715,200	(292,255)	352,487
0.45/6 month EUR-EURIBOR/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,715,200	(292,255)	(130,697)
(1.325)/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	3,146,000	(436,172)	86,558
1.325/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	3,146,000	(436,172)	(79,387)
(1.125)/6 month EUR-EURIBOR/Apr-48 (Purchased)	Apr-28/1.125	EUR	3,145,900	(414,800)	170,473
1.125/6 month EUR-EURIBOR/Apr-48 (Purchased)	Apr-28/1.125	EUR	3,145,900	(414,800)	(123,113)
(1.25)/6 month EUR-EURIBOR/Apr-48 (Purchased)	Apr-28/1.25	EUR	3,145,600	(409,476)	133,710
1.25/6 month EUR-EURIBOR/Apr-48 (Purchased)	Apr-28/1.25	EUR	3,145,600	(409,476)	(95,549)
(0.43)/6 month EUR-EURIBOR/Aug-39 (Written)	Aug-29/0.43	EUR	1,762,700	141,313	84,097
0.43/6 month EUR-EURIBOR/Aug-39 (Written)	Aug-29/0.43	EUR	1,762,700	141,313	(166,050)
(0.296)/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,548,000	(234,237)	204,522
0.296/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,548,000	(234,237)	(99,674)
(0.90)/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	4,426,000	(417,777)	348,247
0.90/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	4,426,000	(417,777)	(136,420)
(0.4879)/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	1,894,900	(195,310)	187,655
0.4879/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	1,894,900	(195,310)	(94,774)

76 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Wells Fargo Bank, N.A.
(1.62)/US SOFR/Jan-27 (Written)	Jan-25/1.62	$42,458,900	$467,048	$59,442
1.62/US SOFR/Jan-27 (Written)	Jan-25/1.62	42,458,900	467,048	(339,671)
(1.405)/3 month USD-LIBOR-ICE/Feb-29 (Purchased)	Feb-24/1.405	13,535,900	(277,148)	500,558
1.405/3 month USD-LIBOR-ICE/Feb-29 (Purchased)	Feb-24/1.405	13,535,900	(277,148)	(171,229)
(1.3875)/3 month USD-LIBOR-ICE/Feb-29 (Purchased)	Feb-24/1.3875	9,668,500	(198,446)	363,149
1.3875/3 month USD-LIBOR-ICE/Feb-29 (Purchased)	Feb-24/1.3875	9,668,500	(198,446)	(124,337)
(1.96)/3 month USD-LIBOR-ICE/Jan-41 (Purchased)	Jan-31/1.96	8,427,300	(570,528)	429,202
1.96/3 month USD-LIBOR-ICE/Jan-41 (Purchased)	Jan-31/1.96	8,427,300	(570,528)	(247,426)
(2.16)/3 month USD-LIBOR-ICE/Feb-35 (Purchased)	Feb-25/2.16	5,720,000	(285,285)	163,878
2.16/3 month USD-LIBOR-ICE/Feb-35 (Purchased)	Feb-25/2.16	5,720,000	(285,285)	(116,116)
(1.8225)/US SOFR/Jan-42 (Purchased)	Jan-32/1.8225	5,538,100	(408,712)	226,619
1.8225/US SOFR/Jan-42 (Purchased)	Jan-32/1.8225	5,538,100	(408,712)	(164,039)
Unrealized appreciation				28,840,699
Unrealized (depreciation)				(27,003,024)
Total				$1,837,675

TBA SALE COMMITMENTS OUTSTANDING at 7/31/22 (proceeds receivable $219,687,031)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 8/1/52	$1,000,000	8/18/22	$995,954
Uniform Mortgage-Backed Securities, 5.50%, 8/1/52	25,000,000	8/11/22	25,907,875
Uniform Mortgage-Backed Securities, 5.00%, 8/1/52	50,000,000	8/11/22	51,353,495
Uniform Mortgage-Backed Securities, 4.50%, 8/1/52	53,000,000	8/11/22	53,919,211
Uniform Mortgage-Backed Securities, 4.00%, 8/1/52	16,000,000	8/11/22	16,081,254
Uniform Mortgage-Backed Securities, 3.50%, 8/1/52	11,000,000	8/11/22	10,889,143
Uniform Mortgage-Backed Securities, 3.00%, 8/1/52	9,000,000	8/11/22	8,666,720
Uniform Mortgage-Backed Securities, 2.50%, 8/1/52	37,000,000	8/11/22	34,476,485
Uniform Mortgage-Backed Securities, 2.00%, 9/1/52	8,000,000	9/14/22	7,198,433
Uniform Mortgage-Backed Securities, 2.00%, 8/1/52	18,000,000	8/11/22	16,204,910
Total			$225,693,480

Premier Income Trust 77

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$26,548,000	$839,182	$1,283	12/23/23	0.695% — Annually	Secured Overnight Financing Rate — Annually	$812,077
17,960,000	1,032,700	1,544	12/23/26	1.085% — Annually	Secured Overnight Financing Rate — Annually	971,684
8,583,000	829,461	1,037	12/23/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	790,063
4,489,000	979,455	(7,993)	12/23/51	Secured Overnight Financing Rate — Annually	1.437% — Annually	(962,111)
39,725,000	1,254,516	(4,042)	12/24/23	0.697% — Annually	Secured Overnight Financing Rate — Annually	1,207,114
6,991,000	398,976	(936)	12/24/26	1.096% — Annually	Secured Overnight Financing Rate — Annually	368,929
9,943,000	961,190	(4,439)	12/24/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	910,170
17,998,000	3,934,543	(9,727)	12/24/51	1.435% — Annually	Secured Overnight Financing Rate — Annually	3,823,825
8,125,000	1,624,675	(1,324)	12/31/51	1.525% — Annually	Secured Overnight Financing Rate — Annually	1,572,594
3,304,000	183,768	(438)	12/31/26	Secured Overnight Financing Rate — Annually	1.135% — Annually	(170,536)
867,000	78,880	15,612	12/31/31	Secured Overnight Financing Rate — Annually	1.355% — Annually	(58,929)
51,309,000	2,357,649	847,597	1/12/27	Secured Overnight Financing Rate — Annually	1.372% — Annually	(1,320,576)

78 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,215,200	$105,887 E	$(49)	1/15/47	1.724% — Annually	Secured Overnight Financing Rate — Annually	$105,837
5,869,000	986,755	(200)	1/21/52	1.679% — Annually	Secured Overnight Financing Rate — Annually	948,819
3,669,000	657,191	(125)	1/19/52	Secured Overnight Financing Rate — Annually	1.626% — Annually	(635,669)
2,384,000	413,004	(81)	2/1/52	1.6545% — Annually	Secured Overnight Financing Rate — Annually	398,342
25,638,000	1,127,816	(6,236)	2/15/29	Secured Overnight Financing Rate — Annually	1.681% — Annually	(990,484)
8,865,400	1,157,467	(302)	2/24/52	Secured Overnight Financing Rate — Annually	1.86% — Annually	(1,104,192)
4,600,000	689,172	(157)	2/29/52	1.7674% — Annually	Secured Overnight Financing Rate — Annually	665,143
4,617,000	272,126	(61)	2/29/32	Secured Overnight Financing Rate — Annually	1.75% — Annually	(247,336)
30,452,000	1,027,146	(246)	2/28/27	1.675% — Annually	Secured Overnight Financing Rate — Annually	871,903
48,806,000	1,115,217	(185)	2/29/24	Secured Overnight Financing Rate — Annually	1.47709% — Annually	(910,303)
15,830,000	647,447	(181)	3/1/29	Secured Overnight Financing Rate — Annually	1.7355% — Annually	(567,512)
4,119,800	266,386	(55)	3/7/32	3 month USD-LIBOR-ICE — Quarterly	1.9575% — Semiannually	(244,417)
17,853,500	1,366,150	(237)	3/9/32	1.5475% — Annually	Secured Overnight Financing Rate — Annually	1,288,665

Premier Income Trust 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$18,511,500	$1,426,126	$(245)	3/9/32	1.5415% — Annually	Secured Overnight Financing Rate — Annually	$1,348,494
9,759,000	588,760	(129)	3/11/32	1.737% — Annually	Secured Overnight Financing Rate — Annually	543,808
64,590,000	1,670,297	1,849,393	3/21/29	Secured Overnight Financing Rate — Annually	1.986% — Annually	414,409
3,014,000	23,961	(11)	4/7/24	Secured Overnight Financing Rate — Annually	2.4485% — Annually	(6,668)
605,000	514	(5)	4/7/27	2.469% — Annually	Secured Overnight Financing Rate — Annually	(3,964)
682,000	6,595	(9)	4/7/23	2.3305% — Annually	Secured Overnight Financing Rate — Annually	3,016
272,000	21,863	(9)	4/7/52	Secured Overnight Financing Rate — Annually	2.1005% — Annually	(20,626)
12,716,000	59,892	(169)	4/14/32	2.4975% — Annually	Secured Overnight Financing Rate — Annually	(132,371)
11,082,000	337,890	(378)	4/14/52	Secured Overnight Financing Rate — Annually	2.3395% — Annually	(279,971)
3,170,000	4,850	(26)	4/14/27	2.483% — Annually	Secured Overnight Financing Rate — Annually	(22,441)
3,773,000	32,938	(14)	4/14/24	Secured Overnight Financing Rate — Annually	2.403% — Annually	(13,092)
32,580,000	349,258	(308)	5/2/27	Secured Overnight Financing Rate — Annually	2.685% — Annually	505,376

80 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$56,004,900	$301,866	$(211)	5/25/24	2.5945% — Annually	Secured Overnight Financing Rate — Annually	$141,210
2,330,000	8,435	(79)	5/25/52	Secured Overnight Financing Rate — Annually	2.501% — Annually	14,921
1,622,500	5,695 E	(55)	5/28/57	2.40% — Annually	Secured Overnight Financing Rate — Annually	(5,750)
4,472,000	121,460	(59)	6/7/32	Secured Overnight Financing Rate — Annually	2.7565% — Annually	133,356
3,899,000	113,305	(133)	6/7/52	Secured Overnight Financing Rate — Annually	2.622% — Annually	122,104
71,172,900	2,360,805	(944)	6/8/32	Secured Overnight Financing Rate — Annually	2.825% — Annually	2,540,959
3,515,900	337,386	(441,293)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	(104,163)
15,090,000	505,666 E	12,279	9/21/32	Secured Overnight Financing Rate — Annually	2.835% — Annually	517,947
63,314,000	528,039	(239)	6/15/24	Secured Overnight Financing Rate — Annually	3.3385% — Annually	707,718
41,483,500	1,419,151	(336)	6/15/27	3.185% — Annually	Secured Overnight Financing Rate — Annually	(1,529,055)
225,957,000	2,399,663 E	469,320	9/21/24	3.40% — Annually	Secured Overnight Financing Rate — Annually	(1,930,343)
51,773,000	2,105,090 E	586,127	9/21/27	3.30% — Annually	Secured Overnight Financing Rate — Annually	(1,518,963)
67,431,000	4,436,960 E	1,060,823	9/21/32	3.20% — Annually	Secured Overnight Financing Rate — Annually	(3,376,137)

Premier Income Trust 81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$6,583,000	$855,198 E	$(394,474)	9/21/52	Secured Overnight Financing Rate — Annually	3.10% — Annually	$460,724
5,242,900	285,633 E	(74)	9/8/32	Secured Overnight Financing Rate — Annually	3.07% — Annually	285,559
8,218,600	288,144 E	(116)	2/3/33	3.13% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	(288,260)
13,618,000	36,905	(51)	7/5/24	3.014% — Annually	Secured Overnight Financing Rate — Annually	(52,188)
2,980,000	91,933	(102)	7/5/52	Secured Overnight Financing Rate — Annually	2.629% — Annually	94,321
15,232,000	258,030	(123)	7/11/27	Secured Overnight Financing Rate — Annually	2.7995% — Annually	269,744
7,642,500	145,666	(62)	7/12/27	2.845% — Annually	Secured Overnight Financing Rate — Annually	(151,593)
4,013,000	174,686	(137)	7/12/52	Secured Overnight Financing Rate — Annually	2.689% — Annually	177,281
4,013,000	182,672	(137)	7/12/52	Secured Overnight Financing Rate — Annually	2.6985% — Annually	185,288
7,642,500	149,258	(62)	7/12/27	2.855% — Annually	Secured Overnight Financing Rate — Annually	(155,228)
721,000	2,423	(3)	7/13/24	Secured Overnight Financing Rate — Annually	3.039% — Annually	3,021
3,124,000	92,033	(41)	7/13/32	Secured Overnight Financing Rate — Annually	2.782% — Annually	94,172
6,427,000	108,166	(52)	7/21/27	Secured Overnight Financing Rate — Annually	2.794% — Annually	110,576

82 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$9,696,000	$55,946	$(37)	7/21/24	3.1575% — Annually	Secured Overnight Financing Rate — Annually	$(61,189)
3,511,000	102,381	(47)	7/21/32	2.7785% — Annually	Secured Overnight Financing Rate — Annually	(103,906)
9,808,100	277,863	(130)	7/25/32	2.769% — Annually	Secured Overnight Financing Rate — Annually	(281,176)
1,291,000	7,965	(5)	7/22/24	3.1785% — Annually	Secured Overnight Financing Rate — Annually	(8,558)
489,000	15,888	(6)	7/22/32	2.816% — Annually	Secured Overnight Financing Rate — Annually	(16,067)
5,741,000	74,518	(76)	7/26/32	Secured Overnight Financing Rate — Annually	2.596% — Annually	75,706
13,066,000	8,754	(49)	7/26/24	2.8895% — Annually	Secured Overnight Financing Rate — Annually	(12,319)
5,425,000	51,429	(72)	7/26/32	2.5565% — Annually	Secured Overnight Financing Rate — Annually	(52,660)
1,091,000	5,444	(37)	7/27/52	2.5045% — Annually	Secured Overnight Financing Rate — Annually	(5,675)
22,882,000	48,510	(86)	7/27/24	2.962% — Annually	Secured Overnight Financing Rate — Annually	(54,119)
7,751,000	107,119	(103)	7/27/32	2.6055% — Annually	Secured Overnight Financing Rate — Annually	(108,709)
1,077,000	625	(37)	7/29/52	2.4835% — Annually	Secured Overnight Financing Rate — Annually	(884)

Premier Income Trust 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$18,195,300	$167,579 E	$(258)	1/31/33	2.545% — Annually	Secured Overnight Financing Rate — Annually	$(167,836)
	18,195,300	175,585 E	(258)	1/31/33	2.55% — Annually	Secured Overnight Financing Rate — Annually	(175,842)
	8,697,000	1,739	(33)	8/1/24	2.843% — Annually	Secured Overnight Financing Rate — Annually	1,707
	2,702,000	6,647	(36)	8/1/32	2.478% — Annually	Secured Overnight Financing Rate — Annually	(6,683)
	2,171,500	6,797	(29)	8/1/32	Secured Overnight Financing Rate — Annually	2.4855% — Annually	6,768
	2,171,500	5,624	(29)	8/1/32	Secured Overnight Financing Rate — Annually	2.4795% — Annually	5,595
	12,860,000	52,143	(170)	8/2/32	Secured Overnight Financing Rate — Annually	2.496% — Annually	51,972
	17,137,500	83,014 E	(243)	2/1/33	2.495% — Annually	Secured Overnight Financing Rate — Annually	(83,257)
	17,649,000	35,739	(234)	8/2/32	Secured Overnight Financing Rate — Annually	2.4275% — Annually	(35,973)
	16,756,600	47,388 E	(237)	2/1/33	2.4075% — Annually	Secured Overnight Financing Rate — Annually	47,150
AUD	177,000	19,818 E	(2)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	19,816
AUD	596,700	74,169 E	(6)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	74,163
AUD	221,500	28,373 E	(2)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	28,371

84 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	345,400	$38,719 E	$(4)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$38,715
AUD	1,289,300	161,051 E	(15)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	161,036
AUD	82,700	16,818 E	(2)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	16,816
AUD	4,100,000	340,294	(45)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(331,194)
AUD	7,577,000	238,762 E	4,707	9/21/32	4.07% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	(234,054)
CAD	7,156,000	290,196 E	(18,424)	9/21/32	3.72% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(308,620)
CHF	5,913,000	260,536 E	24,447	9/21/32	Swiss Average Rate Overnight — Annually	1.64% — Annually	284,981
EUR	1,144,400	21,697 E	(44)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR — Semiannually	(21,741)
EUR	1,556,300	78,338	(60)	2/19/50	6 month EUR-EURIBOR — Semiannually	1.354% — Annually	(64,851)
EUR	1,719,000	119,856	(66)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR — Semiannually	107,734
EUR	1,739,200	143,395	(66)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR — Semiannually	131,766
EUR	2,008,000	210,338	(77)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR — Semiannually	199,255
EUR	1,798,800	22,687 E	(68)	11/29/58	6 month EUR-EURIBOR — Semiannually	1.343% — Annually	(22,755)
EUR	2,077,000	248,856	(79)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR — Semiannually	233,682
EUR	1,655,300	182,731 E	(63)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR — Semiannually	182,668
EUR	1,510,500	232,065	(58)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR — Semiannually	222,087

Premier Income Trust 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	904,900	$160,462	$(35)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR — Semiannually	$154,929
EUR	3,288,600	802,836 E	(125)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR — Semiannually	802,711
EUR	2,023,200	633,102 E	(76)	6/6/54	6 month EUR-EURIBOR — Semiannually	0.207% — Annually	(633,178)
EUR	2,735,100	840,719	(102)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR — Semiannually	831,356
EUR	11,076,900	2,485,331	(418)	2/19/50	6 month EUR-EURIBOR — Semiannually	0.595% — Annually	(2,429,858)
EUR	1,285,600	427,296 E	(48)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR — Semiannually	427,248
EUR	585,600	245,312 E	(23)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR — Semiannually	245,290
EUR	3,783,300	557,156 E	(80)	5/13/40	6 month EUR-EURIBOR — Semiannually	0.276% — Annually	(557,236)
EUR	1,853,200	265,245 E	(40)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	265,204
EUR	2,522,800	368,999 E	(58)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	368,940
EUR	863,600	124,973 E	(20)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR — Semiannually	124,953
EUR	2,373,100	578,076	(97)	5/21/51	6 month EUR-EURIBOR — Semiannually	0.516% — Annually	(575,300)
EUR	2,436,000	291,969	(42)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR — Semiannually	291,644
EUR	2,079,900	271,757	(36)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR — Semiannually	272,021
EUR	694,000	196,363 E	(28)	9/14/52	6 month EUR-EURIBOR — Semiannually	0.374% — Annually	(196,391)
EUR	6,666,000	626,999	(107)	3/7/32	6 month EUR-EURIBOR — Semiannually	0.60% — Annually	(596,102)

86 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	5,320,000	$15,877	$(44,203)	4/27/24	0.841% — Annually	6 month EUR-EURIBOR — Semiannually	$(36,173)
EUR	1,777,000	78,277 E	(14,668)	9/21/32	2.14% — Annually	6 month EUR-EURIBOR — Semiannually	(92,945)
EUR	4,368,900	339,983 E	(69)	2/2/36	2.875% — Annually	6 month EUR-EURIBOR — Semiannually	(340,052)
EUR	7,340,100	662,647 E	(109)	9/8/32	2.615% — Annually	6 month EUR-EURIBOR — Semiannually	(662,757)
EUR	27,208,300	224,413 E	(103)	6/28/25	1.718% — Annually	6 month EUR-EURIBOR — Semiannually	(224,515)
EUR	2,398,000	64,899 E	(83)	8/29/52	6 month EUR-EURIBOR — Semiannually	1.636% — Annually	64,817
EUR	8,996,400	34,283 E	(102)	9/12/29	1.71% — Annually	6 month EUR-EURIBOR — Semiannually	(34,385)
EUR	29,124,000	12,290 E	(279)	9/2/27	6 month EUR-EURIBOR — Semiannually	1.372% — Annually	12,011
GBP	1,571,100	197,030	(31)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(195,651)
GBP	37,081,600	703,110 E	(191)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	702,919
GBP	4,487,000	170,813 E	(33,771)	9/21/32	Sterling Overnight Index Average — Annually	2.41% — Annually	137,043
JPY	271,350,600	197,037 E	(77)	8/29/43	Bank of Japan Unsecured Overnight Call Rate Expected Index — Annually	0.343% — Annually	(197,114)
JPY	267,307,900	43,519	(59,425)	2/25/31	0.003% — Annually	Tokyo Overnight Average Rate — Annually	(15,988)
JPY	110,098,700	15,208 E	(17,965)	8/29/43	0.7495% — Annually	Tokyo Overnight Average Rate — Annually	(2,756)
JPY	140,532,700	129,794 E	(135,572)	8/29/43	0.194% — Annually	Tokyo Overnight Average Rate — Annually	(5,778)

Premier Income Trust 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
NOK	31,638,000	$78,497 E	$14,688	9/21/32	3.235% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	$(63,808)
NZD	8,816,000	257,592 E	(57,229)	9/21/32	3 month NZD-BBR-FRA — Quarterly	4.15% — Semiannually	200,365
SEK	47,611,000	200,804 E	(26,655)	9/21/32	2.81% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	(227,459)
Total			$3,598,597	$4,152,216
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$2,391,316	$2,180,348	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/2025 — Annually	$(138,187)
2,285,366	2,201,743	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	(76,800)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(214,987)
Total		$—		Total	$(214,987)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B/P	$9,980	$126,835	$29,007	5/11/63	300 bp — Monthly	$(18,954)
CMBX NA BBB−.6 Index	B/P	19,586	282,338	64,571	5/11/63	300 bp — Monthly	(44,820)
CMBX NA BBB−.6 Index	B/P	40,127	564,675	129,141	5/11/63	300 bp — Monthly	(88,684)
CMBX NA BBB−.6 Index	B/P	38,247	582,918	133,313	5/11/63	300 bp — Monthly	(94,726)

88 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	$14,591	$77,349	$8,400	5/11/63	200 bp — Monthly	$6,221
CMBX NA A.6 Index	BBB+/P	17,760	86,093	9,350	5/11/63	200 bp — Monthly	8,444
CMBX NA A.6 Index	BBB+/P	27,135	108,962	11,833	5/11/63	200 bp — Monthly	15,344
CMBX NA A.6 Index	BBB+/P	28,714	125,104	13,586	5/11/63	200 bp — Monthly	15,176
CMBX NA A.6 Index	BBB+/P	34,485	153,353	16,654	5/11/63	200 bp — Monthly	17,890
CMBX NA A.6 Index	BBB+/P	63,321	240,792	26,150	5/11/63	200 bp — Monthly	37,265
CMBX NA A.6 Index	BBB+/P	46,648	267,023	28,999	5/11/63	200 bp — Monthly	17,753
CMBX NA A.6 Index	BBB+/P	71,820	290,564	31,555	5/11/63	200 bp — Monthly	40,378
CMBX NA BB.11 Index	BB−/P	167,805	297,000	54,292	11/18/54	500 bp — Monthly	113,802
CMBX NA BB.12 Index	BB−/P	11,025	21,000	4,364	8/17/61	500 bp — Monthly	6,682
CMBX NA BB.13 Index	BB−/P	11,397	114,000	25,331	12/16/72	500 bp — Monthly	(13,823)
CMBX NA BB.13 Index	BB−/P	35,081	385,000	85,547	12/16/72	500 bp — Monthly	(50,092)
CMBX NA BB.13 Index	BB−/P	54,265	575,000	127,765	12/16/72	500 bp — Monthly	(72,941)
CMBX NA BB.13 Index	BB−/P	102,570	1,125,000	249,975	12/16/72	500 bp — Monthly	(146,311)
CMBX NA BB.14 Index	BB/P	28,945	264,000	52,826	12/16/72	500 bp — Monthly	(23,625)
CMBX NA BB.6 Index	CCC+/P	244,400	561,063	206,696	5/11/63	500 bp — Monthly	38,250
CMBX NA BB.6 Index	CCC+/P	385,740	2,473,277	911,155	5/11/63	500 bp — Monthly	(523,010)
CMBX NA BB.7 Index	B/P	136,056	2,666,000	825,660	1/17/47	500 bp — Monthly	(687,013)
CMBX NA BB.9 Index	B/P	8,348	41,000	11,583	9/17/58	500 bp — Monthly	(3,195)
CMBX NA BB.9 Index	B/P	65,555	321,000	90,683	9/17/58	500 bp — Monthly	(24,815)
CMBX NA BBB−.10 Index	BB+/P	26,678	215,000	34,228	11/17/59	300 bp — Monthly	(7,425)
CMBX NA BBB−.10 Index	BB+/P	42,328	388,000	61,770	11/17/59	300 bp — Monthly	(19,215)
CMBX NA BBB−.11 Index	BBB−/P	7,704	123,000	16,211	11/18/54	300 bp — Monthly	(8,435)

Premier Income Trust 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	BBB−/P	$5,297	$127,000	$18,898	8/17/61	300 bp — Monthly	$(13,527)
CMBX NA BBB−.12 Index	BBB−/P	16,913	287,000	42,706	8/17/61	300 bp — Monthly	(25,625)
CMBX NA BBB−.12 Index	BBB−/P	89,722	566,000	84,221	8/17/61	300 bp — Monthly	5,832
CMBX NA BBB−.14 Index	BBB−/P	2,029	41,000	7,126	12/16/72	300 bp — Monthly	(5,073)
CMBX NA BBB−.14 Index	BBB−/P	1,683	54,000	9,385	12/16/72	300 bp — Monthly	(7,671)
CMBX NA BBB−.14 Index	BBB−/P	3,419	75,000	13,035	12/16/72	300 bp — Monthly	(9,572)
CMBX NA BBB−.14 Index	BBB−/P	3,155	97,000	16,859	12/16/72	300 bp — Monthly	(13,647)
CMBX NA BBB−.14 Index	BBB−/P	9,801	196,000	34,065	12/16/72	300 bp — Monthly	(24,150)
CMBX NA BBB−.14 Index	BBB−/P	6,992	214,000	37,193	12/16/72	300 bp — Monthly	(30,076)
CMBX NA BBB−.15 Index	BBB−/P	11,072	106,000	19,366	11/18/64	300 bp — Monthly	(8,232)
CMBX NA BBB−.15Index	BBB−/P	4,248	25,000	4,568	11/18/64	300 bp — Monthly	(305)
CMBX NA BBB−.6 Index	B/P	480	5,212	1,192	5/11/63	300 bp — Monthly	(709)
CMBX NA BBB−.6 Index	B/P	23,863	72,105	16,490	5/11/63	300 bp — Monthly	7,414
CMBX NA BBB−.6 Index	B/P	7,965	101,642	23,245	5/11/63	300 bp — Monthly	(15,221)
CMBX NA BBB−.6 Index	B/P	71,588	216,314	49,471	5/11/63	300 bp — Monthly	22,243
CMBX NA BBB−.6 Index	B/P	22,091	291,025	66,557	5/11/63	300 bp — Monthly	(44,297)
CMBX NA BBB−.6 Index	B/P	146,599	432,628	98,942	5/11/63	300 bp — Monthly	47,909
Credit Suisse International
CMBX NA BB.7 Index	B/P	63,938	478,000	148,037	1/17/47	500 bp — Monthly	(83,634)
CMBX NA BBB−.6 Index	B/P	108,504	853,094	195,103	5/11/63	300 bp — Monthly	(86,101)
CMBX NA BBB−.6 Index	B/P	251,482	1,977,232	452,193	5/11/63	300 bp — Monthly	(199,557)
CMBX NA BBB−.6 Index	B/P	1,927,358	17,819,409	4,075,299	5/11/63	300 bp — Monthly	(2,140,540)
CMBX NA BBB−.7 Index	BB−/P	27,745	351,000	67,462	1/17/47	300 bp — Monthly	(39,513)

90 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB−.7 Index	BB−/P	$138,664	$1,876,000	$360,567	1/17/47	300 bp — Monthly	$(220,809)
CMBX NA BBB−.7 Index	BB−/P	143,170	2,180,000	418,996	1/17/47	300 bp — Monthly	(274,554)
Goldman Sachs International
CMBX NA BB.6 Index	CCC+/P	204,708	551,865	203,307	5/11/63	500 bp — Monthly	1,860
CMBX NA BB.9 Index	B/P	10,109	25,000	7,063	9/17/58	500 bp — Monthly	3,071
CMBX NA BBB−.13 Index	BBB−/P	11,283	72,000	11,952	12/16/72	300 bp — Monthly	(627)
CMBX NA BBB−.13 Index	BBB−/P	4,765	80,000	13,280	12/16/72	300 bp — Monthly	(8,468)
CMBX NA BBB−.13 Index	BBB−/P	7,097	120,000	19,920	12/16/72	300 bp — Monthly	(12,753)
CMBX NA BBB−.13 Index	BBB−/P	7,542	120,000	19,920	12/16/72	300 bp — Monthly	(12,308)
CMBX NA BBB−.13 Index	BBB−/P	14,269	222,000	36,852	12/16/72	300 bp — Monthly	(22,453)
CMBX NA BBB−.13 Index	BBB−/P	14,538	316,000	52,456	12/16/72	300 bp — Monthly	(37,733)
CMBX NA BBB−.15 Index	BBB−/P	6,958	112,000	20,462	11/18/64	300 bp — Monthly	(13,439)
CMBX NA BBB−.15 Index	BBB−/P	17,096	192,000	35,078	11/18/64	300 bp — Monthly	(17,871)
CMBX NA BBB−.15 Index	BBB−/P	17,747	192,000	35,078	11/18/64	300 bp — Monthly	(17,219)
CMBX NA BBB−.6 Index	B/P	74	869	199	5/11/63	300 bp — Monthly	(124)
CMBX NA BBB−.6 Index	B/P	73	869	199	5/11/63	300 bp — Monthly	(125)
CMBX NA BBB−.6 Index	B/P	228	2,606	596	5/11/63	300 bp — Monthly	(367)
CMBX NA BBB−.6 Index	B/P	401	4,344	993	5/11/63	300 bp — Monthly	(590)
CMBX NA BBB−.6 Index	B/P	657	11,294	2,583	5/11/63	300 bp — Monthly	(1,920)
CMBX NA BBB−.6 Index	B/P	1,187	13,031	2,980	5/11/63	300 bp — Monthly	(1,786)
CMBX NA BBB−.6 Index	B/P	2,942	30,406	6,954	5/11/63	300 bp — Monthly	(3,994)
CMBX NA BBB−.6 Index	B/P	2,096	37,355	8,543	5/11/63	300 bp — Monthly	(6,425)
CMBX NA BBB−.6 Index	B/P	11,917	77,317	17,682	5/11/63	300 bp — Monthly	(5,720)
CMBX NA BBB−.6 Index	B/P	11,844	77,317	17,682	5/11/63	300 bp — Monthly	(5,794)

Premier Income Trust 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B/P	$10,089	$99,035	$22,649	5/11/63	300 bp — Monthly	$(12,503)
CMBX NA BBB−.6 Index	B/P	33,261	102,510	23,444	5/11/63	300 bp — Monthly	9,877
CMBX NA BBB−.6 Index	B/P	33,261	102,510	23,444	5/11/63	300 bp — Monthly	9,877
CMBX NA BBB−.6 Index	B/P	20,235	158,978	36,358	5/11/63	300 bp — Monthly	(16,030)
CMBX NA BBB−.6 Index	B/P	25,594	163,321	37,352	5/11/63	300 bp — Monthly	(11,663)
CMBX NA BBB−.6 Index	B/P	21,361	176,352	40,332	5/11/63	300 bp — Monthly	(18,867)
CMBX NA BBB−.6 Index	B/P	17,848	178,959	40,928	5/11/63	300 bp — Monthly	(22,975)
CMBX NA BBB−.6 Index	B/P	26,299	187,646	42,915	5/11/63	300 bp — Monthly	(16,506)
CMBX NA BBB−.6 Index	B/P	24,541	193,727	44,305	5/11/63	300 bp — Monthly	(19,652)
CMBX NA BBB−.6 Index	B/P	25,154	195,464	44,703	5/11/63	300 bp — Monthly	(19,435)
CMBX NA BBB−.6 Index	B/P	27,421	212,839	48,676	5/11/63	300 bp — Monthly	(21,131)
CMBX NA BBB−.6 Index	B/P	27,522	214,577	49,074	5/11/63	300 bp — Monthly	(21,427)
CMBX NA BBB−.6 Index	B/P	13,938	233,689	53,445	5/11/63	300 bp — Monthly	(39,370)
CMBX NA BBB−.6 Index	B/P	38,596	241,507	55,233	5/11/63	300 bp — Monthly	(16,495)
CMBX NA BBB−.6 Index	B/P	24,979	257,144	58,809	5/11/63	300 bp — Monthly	(33,680)
CMBX NA BBB−.6 Index	B/P	26,076	268,438	61,392	5/11/63	300 bp — Monthly	(35,159)
CMBX NA BBB−.6 Index	B/P	34,835	301,450	68,942	5/11/63	300 bp — Monthly	(33,930)
CMBX NA BBB−.6 Index	B/P	104,846	332,724	76,094	5/11/63	300 bp — Monthly	28,946
CMBX NA BBB−.6 Index	B/P	58,232	337,936	77,286	5/11/63	300 bp — Monthly	(18,857)
CMBX NA BBB−.6 Index	B/P	57,641	340,543	77,882	5/11/63	300 bp — Monthly	(20,042)
CMBX NA BBB−.6 Index	B/P	20,039	350,967	80,266	5/11/63	300 bp — Monthly	(60,022)
CMBX NA BBB−.6 Index	B/P	34,559	362,261	82,849	5/11/63	300 bp — Monthly	(48,078)
CMBX NA BBB−.6 Index	B/P	45,403	363,130	83,048	5/11/63	300 bp — Monthly	(37,432)

92 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B/P	$45,228	$363,130	$83,048	5/11/63	300 bp — Monthly	$(37,608)
CMBX NA BBB−.6 Index	B/P	51,553	401,354	91,790	5/11/63	300 bp — Monthly	(40,003)
CMBX NA BBB−.6 Index	B/P	51,553	401,354	91,790	5/11/63	300 bp — Monthly	(40,003)
CMBX NA BBB−.6 Index	B/P	130,156	425,678	97,353	5/11/63	300 bp — Monthly	33,052
CMBX NA BBB−.6 Index	B/P	48,875	491,702	112,452	5/11/63	300 bp — Monthly	(63,291)
CMBX NA BBB−.6 Index	B/P	86,808	500,389	114,439	5/11/63	300 bp — Monthly	(27,339)
CMBX NA BBB−.6 Index	B/P	40,011	718,440	164,307	5/11/63	300 bp — Monthly	(123,877)
CMBX NA BBB−.6 Index	B/P	69,759	806,182	184,374	5/11/63	300 bp — Monthly	(114,145)
CMBX NA BBB−.6 Index	B/P	134,739	834,850	190,930	5/11/63	300 bp — Monthly	(55,704)
CMBX NA BBB−.6 Index	B/P	118,398	933,017	213,381	5/11/63	300 bp — Monthly	(94,439)
CMBX NA BBB−.6 Index	B/P	124,607	1,036,396	237,024	5/11/63	300 bp — Monthly	(111,812)
CMBX NA BBB−.6 Index	B/P	184,707	1,347,402	308,151	5/11/63	300 bp — Monthly	(122,658)
CMBX NA BBB−.6 Index	B/P	320,704	1,862,559	425,967	5/11/63	300 bp — Monthly	(104,176)
CMBX NA BBB−.7 Index	BB−/P	54,254	734,000	141,075	1/17/47	300 bp — Monthly	(86,393)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	17,251	215,000	67,059	5/11/63	500 bp — Monthly	(49,598)
CMBX NA BB.6 Index	CCC+/P	10,811	19,315	7,116	5/11/63	500 bp — Monthly	3,714
CMBX NA BBB−.12 Index	BBB−/P	5,527	46,000	6,845	8/17/61	300 bp — Monthly	(1,291)
CMBX NA BBB−.13 Index	BBB−/P	34,234	259,000	42,994	12/16/72	300 bp — Monthly	(8,609)
CMBX NA BBB−.6 Index	B/P	3,395,068	13,225,560	3,024,685	5/11/63	300 bp — Monthly	378,100
Merrill Lynch International
CMBX NA BB.6 Index	CCC+/P	28,625	235,463	86,744	5/11/63	500 bp — Monthly	(57,890)
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	4,192	46,000	10,221	12/16/72	500 bp — Monthly	(5,985)
CMBX NA BB.13 Index	BB−/P	10,544	110,000	24,442	12/16/72	500 bp — Monthly	(13,791)

Premier Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.13 Index	BB−/P	$12,184	$131,000	$29,108	12/16/72	500 bp — Monthly	$(16,797)
CMBX NA BB.13 Index	BB−/P	18,751	203,000	45,107	12/16/72	500 bp — Monthly	(26,158)
CMBX NA BB.13 Index	BB−/P	41,316	450,000	99,990	12/16/72	500 bp — Monthly	(58,236)
CMBX NA BB.6 Index	CCC+/P	120,960	264,895	97,587	5/11/63	500 bp — Monthly	23,630
CMBX NA BB.6 Index	CCC+/P	261,415	566,582	208,729	5/11/63	500 bp — Monthly	53,237
CMBX NA BBB−.12 Index	BBB−/P	6,954	118,000	17,558	8/17/61	300 bp — Monthly	(10,536)
CMBX NA BBB−.12 Index	BBB−/P	21,210	494,000	73,507	8/17/61	300 bp — Monthly	(52,009)
CMBX NA BBB−.13 Index	BBB−/P	118	2,000	332	12/16/72	300 bp — Monthly	(213)
CMBX NA BBB−.13 Index	BBB−/P	2,205	24,000	3,984	12/16/72	300 bp — Monthly	(1,765)
CMBX NA BBB−.13 Index	BBB−/P	3,083	33,000	5,478	12/16/72	300 bp — Monthly	(2,376)
CMBX NA BBB−.13 Index	BBB−/P	4,295	63,000	10,458	12/16/72	300 bp — Monthly	(6,126)
CMBX NA BBB−.15 Index	BBB−/P	6,150	67,000	12,241	11/18/64	300 bp — Monthly	(6,052)
CMBX NA BBB−.15 Index	BBB−/P	6,092	108,000	19,732	11/18/64	300 bp — Monthly	(13,577)
CMBX NA BBB−.6 Index	B/P	147	1,737	397	5/11/63	300 bp — Monthly	(250)
CMBX NA BBB−.6 Index	B/P	657	8,687	1,987	5/11/63	300 bp — Monthly	(1,325)
CMBX NA BBB−.6 Index	B/P	1,202	13,031	2,980	5/11/63	300 bp — Monthly	(1,770)
CMBX NA BBB−.6 Index	B/P	20,598	271,044	61,988	5/11/63	300 bp — Monthly	(41,231)
CMBX NA BBB−.6 Index	B/P	101,566	335,330	76,690	5/11/63	300 bp — Monthly	25,072
CMBX NA BBB−.6 Index	B/P	124,403	408,304	93,379	5/11/63	300 bp — Monthly	31,262
CMBX NA BBB−.6 Index	B/P	382,260	962,554	220,136	5/11/63	300 bp — Monthly	162,685
CMBX NA BBB−.6 Index	B/P	258,076	3,384,141	773,953	5/11/63	300 bp — Monthly	(513,903)
CMBX NA BBB−.9 Index	BB+/P	2,330	24,000	3,946	9/17/58	300 bp — Monthly	(1,601)
Upfront premium received		12,290,926		Unrealized appreciation		1,164,986
Upfront premium (paid)		—		Unrealized (depreciation)		(7,675,404)
Total		$12,290,926		Total		$(6,510,418)

94 Premier Income Trust

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(201,802)	$837,000	$261,060	11/17/59	(500 bp) — Monthly	$58,445
CMBX NA BB.10 Index	(136,680)	536,000	167,178	11/17/59	(500 bp) — Monthly	29,977
CMBX NA BB.10 Index	(30,474)	292,000	91,075	11/17/59	(500 bp) — Monthly	60,317
CMBX NA BB.10 Index	(26,425)	241,000	75,168	11/17/59	(500 bp) — Monthly	48,508
CMBX NA BB.11 Index	(25,912)	200,000	36,560	11/18/54	(500 bp) — Monthly	10,454
CMBX NA BB.11 Index	(3,683)	71,000	12,979	11/18/54	(500 bp) — Monthly	9,227
CMBX NA BB.11 Index	(2,451)	26,000	4,753	11/18/54	(500 bp) — Monthly	2,277
CMBX NA BB.8 Index	(84,415)	236,747	85,679	10/17/57	(500 bp) — Monthly	1,033
CMBX NA BB.8 Index	(17,507)	136,250	49,309	10/17/57	(500 bp) — Monthly	31,669
CMBX NA BBB−.10 Index	(117,433)	683,000	108,734	11/17/59	(300 bp) — Monthly	(9,098)
CMBX NA BBB−.10 Index	(112,583)	485,000	77,212	11/17/59	(300 bp) — Monthly	(35,654)
CMBX NA BBB−.10 Index	(44,315)	349,000	55,561	11/17/59	(300 bp) — Monthly	11,042
CMBX NA BBB−.10 Index	(82,547)	346,000	55,083	11/17/59	(300 bp) — Monthly	(27,665)
CMBX NA BBB−.10 Index	(53,699)	246,000	39,163	11/17/59	(300 bp) — Monthly	(14,680)
CMBX NA BBB−.10 Index	(46,791)	215,000	34,228	11/17/59	(300 bp) — Monthly	(12,689)
CMBX NA BBB−.10 Index	(12,748)	100,000	15,920	11/17/59	(300 bp) — Monthly	3,114
CMBX NA BBB−.10 Index	(9,561)	75,000	11,940	11/17/59	(300 bp) — Monthly	2,336
CMBX NA BBB−.10 Index	(8,564)	70,000	11,144	11/17/59	(300 bp) — Monthly	2,539
CMBX NA BBB−.12 Index	(32,563)	473,000	70,382	8/17/61	(300 bp) — Monthly	37,543

Premier Income Trust 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(139,005)	$416,000	$61,901	8/17/61	(300 bp) — Monthly	$(77,347)
CMBX NA BBB−.12 Index	(143,904)	414,000	61,603	8/17/61	(300 bp) — Monthly	(82,542)
CMBX NA BBB−.12 Index	(97,719)	278,000	41,366	8/17/61	(300 bp) — Monthly	(56,515)
CMBX NA BBB−.13 Index	(12,165)	208,000	34,528	12/16/72	(300 bp) — Monthly	22,242
CMBX NA BBB−.13 Index	(4,939)	97,000	16,102	12/16/72	(300 bp) — Monthly	11,106
CMBX NA BBB−.13 Index	(3,833)	70,000	11,620	12/16/72	(300 bp) — Monthly	7,746
CMBX NA BBB−.13 Index	(2,622)	52,000	8,632	12/16/72	(300 bp) — Monthly	5,980
CMBX NA BBB−.8 Index	(72,204)	455,000	74,302	10/17/57	(300 bp) — Monthly	1,832
CMBX NA BBB−.8 Index	(71,920)	455,000	74,302	10/17/57	(300 bp) — Monthly	2,116
CMBX NA BBB−.8 Index	(59,663)	430,000	70,219	10/17/57	(300 bp) — Monthly	10,306
CMBX NA BBB−.8 Index	(44,844)	287,000	46,867	10/17/57	(300 bp) — Monthly	1,856
CMBX NA BBB−.8 Index	(29,831)	215,000	35,110	10/17/57	(300 bp) — Monthly	5,153
CMBX NA BBB−.8 Index	(27,337)	191,000	31,190	10/17/57	(300 bp) — Monthly	3,742
CMBX NA BBB−.8 Index	(19,250)	123,000	20,086	10/17/57	(300 bp) — Monthly	764
CMBX NA BBB−.8 Index	(15,576)	117,000	19,106	10/17/57	(300 bp) — Monthly	3,462
CMBX NA BBB−.9 Index	(12,539)	53,000	8,713	9/17/58	(300 bp) — Monthly	(3,857)
Credit Suisse International
CMBX NA BB.10 Index	(80,855)	606,000	189,011	11/17/59	(500 bp) — Monthly	107,567
CMBX NA BB.10 Index	(71,945)	605,000	188,700	11/17/59	(500 bp) — Monthly	116,166
CMBX NA BB.10 Index	(39,651)	319,000	99,496	11/17/59	(500 bp) — Monthly	59,535
CMBX NA BB.7 Index	(54,048)	293,000	90,742	1/17/47	(500 bp) — Monthly	36,409
CMBX NA BB.7 Index	(4,130)	215,228	79,290	5/11/63	(500 bp) — Monthly	74,950

96 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.6 Index	$(23,158)	$158,734	$17,239	5/11/63	(200 bp) — Monthly	$(5,981)
CMBX NA A.6 Index	(23,473)	154,026	16,727	5/11/63	(200 bp) — Monthly	(6,805)
CMBX NA A.6 Index	(9,474)	96,182	10,445	5/11/63	(200 bp) — Monthly	934
CMBX NA A.6 Index	(13,845)	95,510	10,372	5/11/63	(200 bp) — Monthly	(3,510)
CMBX NA A.6 Index	(12,756)	87,438	9,496	5/11/63	(200 bp) — Monthly	(3,294)
CMBX NA A.6 Index	(11,781)	78,022	8,473	5/11/63	(200 bp) — Monthly	(3,338)
CMBX NA A.6 Index	(9,258)	61,879	6,720	5/11/63	(200 bp) — Monthly	(2,561)
CMBX NA A.6 Index	(8,331)	57,844	6,282	5/11/63	(200 bp) — Monthly	(2,072)
CMBX NA A.6 Index	(7,459)	51,790	5,624	5/11/63	(200 bp) — Monthly	(1,855)
CMBX NA A.6 Index	(7,459)	51,790	5,624	5/11/63	(200 bp) — Monthly	(1,855)
CMBX NA A.6 Index	(7,308)	49,773	5,405	5/11/63	(200 bp) — Monthly	(1,922)
CMBX NA A.6 Index	(7,308)	49,773	5,405	5/11/63	(200 bp) — Monthly	(1,922)
CMBX NA A.6 Index	(3,913)	26,904	2,922	5/11/63	(200 bp) — Monthly	(1,001)
CMBX NA A.6 Index	(3,913)	26,904	2,922	5/11/63	(200 bp) — Monthly	(1,001)
CMBX NA A.6 Index	(2,484)	16,815	1,826	5/11/63	(200 bp) — Monthly	(665)
CMBX NA A.6 Index	(244)	2,018	219	5/11/63	(200 bp) — Monthly	(26)
CMBX NA A.6 Index	(174)	1,345	146	5/11/63	(200 bp) — Monthly	(29)
CMBX NA A.6 Index	(79)	673	73	5/11/63	(200 bp) — Monthly	(6)
CMBX NA A.6 Index	(86)	673	73	5/11/63	(200 bp) — Monthly	(13)
CMBX NA A.6 Index	(96)	673	73	5/11/63	(200 bp) — Monthly	(23)
CMBX NA BB.6 Index	(11,756)	87,379	32,190	5/11/63	(500 bp) — Monthly	20,349
CMBX NA BB.7 Index	(57,018)	348,000	107,776	1/17/47	(500 bp) — Monthly	50,420
CMBX NA BB.7 Index	(31,765)	174,000	53,888	1/17/47	(500 bp) — Monthly	21,954

Premier Income Trust 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(26,028)	$172,000	$53,268	1/17/47	(500 bp) — Monthly	$27,073
CMBX NA BB.7 Index	(17,056)	84,000	26,015	1/17/47	(500 bp) — Monthly	8,877
CMBX NA BB.8 Index	(159,060)	437,740	158,418	10/17/57	(500 bp) — Monthly	(1,067)
CMBX NA BB.8 Index	(158,786)	437,740	158,418	10/17/57	(500 bp) — Monthly	(794)
CMBX NA BB.8 Index	(142,942)	374,930	135,687	10/17/57	(500 bp) — Monthly	(7,619)
CMBX NA BB.8 Index	(106,164)	301,490	109,109	10/17/57	(500 bp) — Monthly	2,652
CMBX NA BB.8 Index	(108,705)	291,827	105,612	10/17/57	(500 bp) — Monthly	(3,377)
CMBX NA BB.8 Index	(5,212)	44,450	16,087	10/17/57	(500 bp) — Monthly	10,832
CMBX NA BBB−.10 Index	(22,310)	102,000	16,238	11/17/59	(300 bp) — Monthly	(6,131)
CMBX NA BBB−.12 Index	(19,885)	102,000	15,178	8/17/61	(300 bp) — Monthly	(4,767)
CMBX NA BBB−.12 Index	(2,702)	8,000	1,190	8/17/61	(300 bp) — Monthly	(1,516)
CMBX NA BBB−.13 Index	(20,233)	267,000	44,322	12/16/72	(300 bp) — Monthly	23,934
CMBX NA BBB−.6 Index	(208,735)	665,448	152,188	5/11/63	(300 bp) — Monthly	(56,935)
JPMorgan Securities LLC
CMBX NA A.6 Index	(19,224)	165,460	17,969	5/11/63	(200 bp) — Monthly	(1,320)
CMBX NA BB.17 Index	(1,004,770)	2,052,000	635,504	1/17/47	(500 bp) — Monthly	(371,263)
CMBX NA BB.8 Index	(107,551)	209,690	75,887	10/17/57	(500 bp) — Monthly	(31,868)
CMBX NA BBB−.10 Index	(58,255)	462,000	73,550	11/17/59	(300 bp) — Monthly	15,026
CMBX NA BBB−.11 Index	(20,596)	187,000	24,647	11/18/54	(300 bp) — Monthly	3,941
CMBX NA BBB−.14 Index	(9,265)	152,000	26,418	12/16/72	(300 bp) — Monthly	17,064
CMBX NA BBB−.14 Index	(5,408)	32,000	5,562	12/16/72	(300 bp) — Monthly	135
CMBX NA BBB−.7 Index	(577,517)	2,460,000	472,812	1/17/47	(300 bp) — Monthly	(106,140)
CMBX NA BBB−.8 Index	(49,811)	359,000	58,625	10/17/57	(300 bp) — Monthly	8,604

98 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(33,229)	$584,000	$182,150	11/17/59	(500 bp) — Monthly	$148,352
CMBX NA BB.9 Index	(78)	2,000	565	9/17/58	(500 bp) — Monthly	485
CMBX NA BBB−.10 Index	(41,601)	192,000	30,566	11/17/59	(300 bp) — Monthly	(11,146)
CMBX NA BBB−.7 Index	(75,310)	919,000	176,632	1/17/47	(300 bp) — Monthly	100,786
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(13,065)	90,129	9,788	5/11/63	(200 bp) — Monthly	(3,312)
CMBX NA A.6 Index	(1,944)	13,452	1,461	5/11/63	(200 bp) — Monthly	(488)
CMBX NA A.6 Index	(581)	4,036	438	5/11/63	(200 bp) — Monthly	(145)
CMBX NA A.6 Index	(293)	2,018	219	5/11/63	(200 bp) — Monthly	(74)
CMBX NA A.6 Index	(193)	1,345	146	5/11/63	(200 bp) — Monthly	(48)
CMBX NA A.6 Index	(191)	1,345	146	5/11/63	(200 bp) — Monthly	(46)
CMBX NA A.6 Index	(171)	1,345	146	5/11/63	(200 bp) — Monthly	(26)
CMBX NA A.6 Index	(91)	673	73	5/11/63	(200 bp) — Monthly	(18)
CMBX NA A.6 Index	(84)	673	73	5/11/63	(200 bp) — Monthly	(11)
CMBX NA BB.10 Index	(108,971)	464,000	144,722	11/17/59	(500 bp) — Monthly	35,299
CMBX NA BB.10 Index	(93,555)	308,000	96,065	11/17/59	(500 bp) — Monthly	2,211
CMBX NA BB.10 Index	(30,624)	292,000	91,075	11/17/59	(500 bp) — Monthly	60,167
CMBX NA BB.12 Index	(1,533)	21,000	4,364	8/17/61	(500 bp) — Monthly	2,810
CMBX NA BB.7 Index	(53,896)	268,000	83,000	1/17/47	(500 bp) — Monthly	28,843
CMBX NA BB.7 Index	(36,252)	188,000	58,224	1/17/47	(500 bp) — Monthly	21,789
CMBX NA BB.7 Index	(10,105)	54,000	16,724	1/17/47	(500 bp) — Monthly	6,567
CMBX NA BB.7 Index	(8,476)	42,000	13,007	1/17/47	(500 bp) — Monthly	4,490
CMBX NA BB.8 Index	(93,946)	261,871	94,771	10/17/57	(500 bp) — Monthly	570
CMBX NA BB.8 Index	(44,441)	121,755	44,063	10/17/57	(500 bp) — Monthly	(496)

Premier Income Trust 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.8 Index	$(22,220)	$60,878	$22,032	10/17/57	(500 bp) — Monthly	$(248)
CMBX NA BB.8 Index	(14,045)	38,653	13,988	10/17/57	(500 bp) — Monthly	(94)
CMBX NA BB.8 Index	(10,146)	27,057	9,792	10/17/57	(500 bp) — Monthly	(381)
CMBX NA BB.9 Index	(24,292)	161,000	45,483	9/17/58	(500 bp) — Monthly	21,034
CMBX NA BB.9 Index	(5,715)	94,000	26,555	9/17/58	(500 bp) — Monthly	20,749
CMBX NA BB.9 Index	(11,806)	78,000	22,035	9/17/58	(500 bp) — Monthly	10,153
CMBX NA BB.9 Index	(5,724)	43,000	12,148	9/17/58	(500 bp) — Monthly	6,382
CMBX NA BB.9 Index	(1,231)	9,000	2,543	9/17/58	(500 bp) — Monthly	1,303
CMBX NA BBB−.10 Index	(113,959)	676,000	107,619	11/17/59	(300 bp) — Monthly	(6,734)
CMBX NA BBB−.10 Index	(49,016)	566,000	90,107	11/17/59	(300 bp) — Monthly	40,761
CMBX NA BBB−.10 Index	(39,854)	323,000	51,422	11/17/59	(300 bp) — Monthly	11,380
CMBX NA BBB−.10 Index	(59,128)	250,000	39,800	11/17/59	(300 bp) — Monthly	(19,474)
CMBX NA BBB−.10 Index	(53,390)	219,000	34,865	11/17/59	(300 bp) — Monthly	(18,653)
CMBX NA BBB−.10 Index	(27,596)	215,000	34,228	11/17/59	(300 bp) — Monthly	6,507
CMBX NA BBB−.10 Index	(22,321)	176,000	28,019	11/17/59	(300 bp) — Monthly	5,595
CMBX NA BBB−.10 Index	(19,291)	161,000	25,631	11/17/59	(300 bp) — Monthly	6,247
CMBX NA BBB−.10 Index	(17,629)	139,000	22,129	11/17/59	(300 bp) — Monthly	4,419
CMBX NA BBB−.10 Index	(27,781)	121,000	19,263	11/17/59	(300 bp) — Monthly	(8,588)
CMBX NA BBB−.10 Index	(26,413)	121,000	19,263	11/17/59	(300 bp) — Monthly	(7,220)
CMBX NA BBB−.10 Index	(11,275)	52,000	8,278	11/17/59	(300 bp) — Monthly	(3,027)
CMBX NA BBB−.10 Index	(9,947)	46,000	7,323	11/17/59	(300 bp) — Monthly	(2,651)
CMBX NA BBB−.12 Index	(1,052)	19,000	2,827	8/17/61	(300 bp) — Monthly	1,764
CMBX NA BBB−.13 Index	(35,253)	572,000	94,952	12/16/72	(300 bp) — Monthly	59,366

100 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.14 Index	$(65,248)	$407,000	$70,737	12/16/72	(300 bp) — Monthly	$5,251
CMBX NA BBB−.14 Index	(13,294)	84,000	14,599	12/16/72	(300 bp) — Monthly	1,256
CMBX NA BBB−.7 Index	(30,222)	476,000	91,487	1/17/47	(300 bp) — Monthly	60,988
CMBX NA BBB−.7 Index	(34,235)	336,000	64,579	1/17/47	(300 bp) — Monthly	30,148
CMBX NA BBB−.8 Index	(53,673)	422,000	68,913	10/17/57	(300 bp) — Monthly	14,993
CMBX NA BBB−.8 Index	(46,519)	343,000	56,012	10/17/57	(300 bp) — Monthly	9,292
CMBX NA BBB−.8 Index	(46,734)	343,000	56,012	10/17/57	(300 bp) — Monthly	9,078
CMBX NA BBB−.8 Index	(38,189)	301,000	49,153	10/17/57	(300 bp) — Monthly	10,788
CMBX NA BBB−.8 Index	(39,437)	253,000	41,315	10/17/57	(300 bp) — Monthly	1,730
CMBX NA BBB−.8 Index	(18,438)	119,000	19,433	10/17/57	(300 bp) — Monthly	925
CMBX NA BBB−.8 Index	(16,622)	106,000	17,310	10/17/57	(300 bp) — Monthly	626
Upfront premium received	—		Unrealized appreciation		1,744,312
Upfront premium (paid)	(6,821,811)		Unrealized (depreciation)		(1,033,603)
Total	$(6,821,811)		Total		$710,709
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Premier Income Trust 101

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$109,517	$—	$—
Utilities and power	—	26,341	—
Total common stocks	109,517	26,341	—
Asset-backed securities	—	2,201,018	—
Convertible bonds and notes	—	16,254,786	—
Corporate bonds and notes	—	89,191,897	—**
Foreign government and agency bonds and notes	—	36,955,444	—
Mortgage-backed securities	—	182,519,967	—
Purchased options outstanding	—	2,090,090	—
Purchased swap options outstanding	—	7,087,734	—
Senior loans	—	11,575,278	—
U.S. government and agency mortgage obligations	—	376,665,173	—
U.S. treasury obligations	—	1,781,435	—
Short-term investments	3,436,000	79,005,661	—
Totals by level	$3,545,517	$805,354,824	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$472,475	$—
Futures contracts	771,016	—	—
Written options outstanding	—	(1,380)	—
Written swap options outstanding	—	(18,581,664)	—
Forward premium swap option contracts	—	1,837,675	—
TBA sale commitments	—	(225,693,480)	—
Interest rate swap contracts	—	553,619	—
Total return swap contracts	—	(214,987)	—
Credit default contracts	—	(11,268,824)	—
Totals by level	$771,016	$(252,896,566)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
** Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

102 Premier Income Trust

Statement of assets and liabilities 7/31/22

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $796,053,739)	$766,448,037
Affiliated issuers (identified cost $42,452,304) (Note 5)	42,452,304
Cash	298,139
Foreign currency (cost $6,752) (Note 1)	6,835
Interest and other receivables	4,815,085
Receivable for investments sold	7,444,508
Receivable for sales of TBA securities (Note 1)	182,825,000
Receivable for variation margin on futures contracts (Note 1)	105,389
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,931,165
Unrealized appreciation on forward premium swap option contracts (Note 1)	28,840,699
Unrealized appreciation on forward currency contracts (Note 1)	1,220,105
Unrealized appreciation on OTC swap contracts (Note 1)	2,909,298
Premium paid on OTC swap contracts (Note 1)	6,821,811
Prepaid assets	41,514
Total assets	1,047,159,889

LIABILITIES
Payable for investments purchased	1,077,324
Payable for purchases of TBA securities (Note 1)	331,138,980
Payable for compensation of Manager (Note 2)	765,291
Payable for custodian fees (Note 2)	58,117
Payable for investor servicing fees (Note 2)	34,164
Payable for Trustee compensation and expenses (Note 2)	204,580
Payable for administrative services (Note 2)	1,491
Payable for variation margin on futures contracts (Note 1)	14,047
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,014,782
Distributions payable to shareholders	2,575,491
Unrealized depreciation on OTC swap contracts (Note 1)	8,923,994
Premium received on OTC swap contracts (Note 1)	12,290,926
Unrealized depreciation on forward currency contracts (Note 1)	747,630
Unrealized depreciation on forward premium swap option contracts (Note 1)	27,003,024
Written options outstanding, at value (premiums $16,315,291) (Note 1)	18,583,044
TBA sale commitments, at value (proceeds receivable $219,687,031) (Note 1)	225,693,480
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	5,217,435
Other accrued expenses	215,769
Total liabilities	637,559,569

Net assets	$409,600,320

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$639,876,103
Total distributable earnings (Note 1)	(230,275,783)
Total — Representing net assets applicable to capital shares outstanding	$409,600,320

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($409,600,320 divided by 99,528,263 shares)	$4.12

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 103

Statement of operations Year ended 7/31/22

INVESTMENT INCOME
Interest (net of foreign tax of $2,059) (including interest income of $121,114 from investments
in affiliated issuers) (Note 5)	$25,735,648
Dividends	18,307
Total investment income	25,753,955

EXPENSES
Compensation of Manager (Note 2)	3,308,316
Investor servicing fees (Note 2)	220,690
Custodian fees (Note 2)	132,393
Trustee compensation and expenses (Note 2)	17,058
Administrative services (Note 2)	11,677
Other	550,124
Total expenses	4,240,258
Expense reduction (Note 2)	(312)
Net expenses	4,239,946

Net investment income	21,514,009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(31,647,289)
Foreign currency transactions (Note 1)	669
Forward currency contracts (Note 1)	(6,448,629)
Futures contracts (Note 1)	11,998,676
Swap contracts (Note 1)	(9,599,906)
Written options (Note 1)	(17,038,286)
Net increase from payments by affiliates (Note 2)	130,130
Total net realized loss	(52,604,635)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(10,502,335)
Assets and liabilities in foreign currencies	413
Forward currency contracts	3,779,123
Futures contracts	2,824,524
Swap contracts	17,628,279
Written options	(3,092,162)
Total change in net unrealized appreciation	10,637,842

Net loss on investments	(41,966,793)

Net decrease in net assets resulting from operations	$(20,452,784)

The accompanying notes are an integral part of these financial statements.

104 Premier Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/22	Year ended 7/31/21
Operations
Net investment income	$21,514,009	$20,980,119
Net realized gain (loss) on investments
and foreign currency transactions	(52,604,635)	5,128,606
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	10,637,842	(9,081,836)
Net increase (decrease) in net assets resulting
from operations	(20,452,784)	17,026,889
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(26,498,895)	(7,018,736)
From return of capital	(5,137,934)	(28,597,732)
Decrease from capital share transactions (Note 4)	(10,918,884)	(1,392,896)
Increase in capital share transactions from reinvestment
of distributions	483,269	—
Total decrease in net assets	(62,525,228)	(19,982,475)

NET ASSETS
Beginning of year	472,125,548	492,108,023
End of year	$409,600,320	$472,125,548

NUMBER OF FUND SHARES
Shares outstanding at beginning of year	102,212,143	102,517,867
Shares repurchased (Note 4)	(2,790,914)	(305,724)
Shares issued in connection with reinvestment
of distributions	107,034	—
Shares outstanding at end of year	99,528,263	102,212,143

The accompanying notes are an integral part of these financial statements.

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Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$4.62	$4.80	$5.44	$5.59	$5.56
Investment operations:
Net investment income a	.21	.21	.24	.27	.31
Net realized and unrealized
gain (loss) on investments	(.41)	(.04)	(.47)	(.05)	.03
Total from investment operations	(.20)	.17	(.23)	.22	.34
Less distributions:
From net investment income	(.26)	(.07)	(.34)	(.38)	(.31)
From return of capital	(.05)	(.28)	(.08)	—	—
Total distributions	(.31)	(.35)	(.42)	(.38)	(.31)
Increase from shares repurchased	.01	—[e]	.01	.01	—[e]
Net asset value, end of period	$4.12	$4.62	$4.80	$5.44	$5.59
Market price, end of period	$3.89	$4.65	$4.74	$5.32	$5.25
Total return at market price (%) [b]	(9.87)	5.63	(3.19)	9.18	3.26

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$409,600	$472,126	$492,108	$562,064	$596,142
Ratio of expenses to average
net assets (%) [c]	.96	.94	.94	.93	.92
Ratio of net investment income
to average net assets (%)	4.88	4.21	4.67	4.94	5.53
Portfolio turnover (%) [d]	1,665	1,023	943	854	785

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements 7/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through July 31, 2022.

Putnam Premier Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected

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by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

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Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

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Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that

110 Premier Income Trust

the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other

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liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $21,144,503 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $21,632,717 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

112 Premier Income Trust

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$83,936,443	$62,488,479	$146,424,922

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from dividends payable, from defaulted bond interest, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,886,268 to decrease undistributed net investment income, $489 to increase paid-in capital and $2,885,779 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$95,650,685
Unrealized depreciation	(176,932,354)
Net unrealized depreciation	(81,281,669)
Capital loss carryforward	(146,424,922)
Cost for federal income tax purposes	$638,056,460

Premier Income Trust 113

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.751% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $130,130 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $312 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $343, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

114 Premier Income Trust

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$8,756,367,019	$8,870,561,508
U.S. government securities (Long-term)	—	—
Total	$8,756,367,019	$8,870,561,508

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2021, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated July 1, 2020.

For the reporting period, the fund repurchased 2,790,914 common shares for an aggregate purchase price of $10,918,884, which reflects a weighted-average discount from net asset value per share of 7.90%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 305,724 common shares for an aggregate purchase price of $1,392,896, which reflected a weighted-average discount from net asset value per share of 7.12%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 4,713 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $19,418 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 7/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$22,486,178	$212,683,962	$192,717,836	$121,114	$42,452,304
Total Short-term
investments	$22,486,178	$212,683,962	$192,717,836	$121,114	$42,452,304

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Premier Income Trust 115

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries, and certain international organizations levying broad economic sanctions against Russia and Russian individuals. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of the ruble, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have exposure to Russia.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

116 Premier Income Trust

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$77,700,000
Purchased currency option contracts (contract amount)	$41,400,000
Purchased swap option contracts (contract amount)	$1,944,800,000
Written TBA commitment option contracts (contract amount)	$77,700,000
Written currency option contracts (contract amount)	$2,600,000
Written swap option contracts (contract amount)	$1,890,300,000
Futures contracts (number of contracts)	2,000
Forward currency contracts (contract amount)	$403,100,000
OTC interest rate swap contracts (notional)	$—*
Centrally cleared interest rate swap contracts (notional)	$1,465,300,000
OTC total return swap contracts (notional)	$5,100,000
Centrally cleared total return swap contracts (notional)	$49,100,000
OTC credit default contracts (notional)	$153,100,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$7,532,520	Payables	$19,016,331
Foreign exchange
contracts	Receivables	1,220,105	Payables	747,630
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	69,634,585*	Unrealized depreciation	75,877,495*
Total		$78,387,210		$95,641,456

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Premier Income Trust 117

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(929,718)	$(929,718)
Foreign exchange contracts	(277,672)	—	(6,448,629)	—	$(6,726,301)
Interest rate contracts	(13,734,623)	11,998,676	—	(8,670,188)	$(10,406,135)
Total	$(14,012,295)	$11,998,676	$(6,448,629)	$(9,599,906)	$(18,062,154)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$6,752,290	$6,752,290
Foreign exchange contracts	80,476	—	3,779,123	—	$3,859,599
Interest rate contracts	(1,737,097)	2,824,524	—	10,875,989	$11,963,416
Total	$(1,656,621)	$2,824,524	$3,779,123	$17,628,279	$22,575,305

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Premier Income Trust 119

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate swap
contracts§	$—	$—	$2,931,165	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,931,165
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	1,872,243	645,256	—	1,297,896	—	—	1,386,576	388,695	1,941,854	—	—	—	—	—	—	7,532,520
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	105,389	—	—	—	—	—	—	—	—	105,389
Forward currency
contracts#	20,374	—	—	—	—	—	—	—	16,802	128,838	28,995	—	—	105,928	—	832,374	76,048	9,449	—	1,297	1,220,105
Forward premium
swap option
contracts#	7,311,801	—	—	—	7,572,221	—	—	1,004,479	796,964	—	3,845,032	—	—	864,787	—	—	333,308	5,369,259	1,742,848	—	28,840,699
Purchased swap
options**#	32,929	—	—	—	—	—	—	—	812,950	—	1,574,755	—	—	2,310,985	2,356,115	—	—	—	—	—	7,087,734
Purchased
options**#	—	—	—	—	—	—	—	—	—	—	2,090,090	—	—	—	—	—	—	—	—	—	2,090,090
Total Assets	$7,365,104	$—	$2,931,165	$—	$7,572,221	$1,872,243	$645,256	$1,004,479	$2,924,612	$128,838	$7,538,872	$1,491,965	$388,695	$5,223,554	$2,356,115	$832,374	$409,356	$5,378,708	$1,742,848	$1,297	$49,807,702
Liabilities:
Centrally cleared
interest rate swap
contracts§	—	—	3,014,782	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,014,782
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	214,987	—	—	—	—	—	—	214,987
OTC Credit default
contracts —
protection sold*#	355,124	—	—	—	—	3,436,690	5,705,569	—	4,188,348	—	—	3,140,575	86,515	1,888,523	—	—	—	—	—	—	18,801,344
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	14,047	—	—	—	—	—	—	—	—	14,047
Forward currency
contracts#	11,706	37,484	—	—	—	—	—	—	42,936	96,344	785	—	—	99,905	—	94,207	52,026	298,736	—	13,501	747,630

120 Premier Income Trust	Premier Income Trust 121

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Forward premium
swap option
contracts#	$6,491,607	$—	$—	$—	$7,521,835	$—	$—	$752,013	$2,850,760	$—	$4,021,513	$—	$—	$782,671	$—	$—	$210,011	$3,209,796	$1,162,818	$—	$27,003,024
Written swap
options#	833,540	—	—	—	3,072,602	—	—	—	812,204	—	4,665,157	—	—	3,465,863	4,187,269	—	335,138	1,209,891	—	—	18,581,664
Written options#	—	—	—	—	—	—	—	—	—	—	1,380	—	—	—	—	—	—	—	—	—	1,380
Total Liabilities	$7,691,977	$37,484	$3,014,782	$—	$10,594,437	$3,436,690	$5,705,569	$752,013	$7,894,248	$96,344	$8,688,835	$3,154,622	$86,515	$6,451,949	$4,187,269	$94,207	$597,175	$4,718,423	$1,162,818	$13,501	$68,378,858
Total Financial
and Derivative
Net Assets	$(326,873)	$(37,484)	$(83,617)	$—	$(3,022,216)	$(1,564,447)	$(5,060,313)	$252,466	$(4,969,636)	$32,494	$(1,149,963)	$(1,662,657)	$302,180	$(1,228,395)	$(1,831,154)	$738,167	$(187,819)	$660,285	$580,030	$(12,204)	$(18,571,156)
Total collateral
received
(pledged)†##	$(292,678)	$—	$—	$—	$(2,975,978)	$(1,564,447)	$(5,060,313)	$250,000	$(4,969,636)	$32,494	$(1,149,963)	$(1,662,657)	$302,180	$(1,228,395)	$(1,831,154)	$738,167	$(110,933)	$660,285	$580,030	$—
Net amount	$(34,195)	$(37,484)	$(83,617)	$—	$(46,238)	$—	$—	$2,466	$—	$—	$—	$—	$—	$—	$—	$—	$(76,886)	$—	$—	$(12,204)
Controlled
collateral received
(including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$250,000	$—	$110,000	$—	$1,196,000	$325,231	$—	$—	$912,138	$—	$1,670,000	$754,066	$—	$5,217,435
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$(292,678)	$—	$—	$(859,583)	$(2,975,978)	$(1,575,176)	$(5,144,001)	$—	$(5,168,783)	$—	$(1,412,392)	$(1,772,645)	$—	$(1,285,007)	$(1,895,124)	$—	$(110,933)	$—	$—	$—	$(22,492,300)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,576,630 and $7,261,369, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

122 Premier Income Trust	Premier Income Trust 123

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $975,112 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

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Shareholder meeting results (Unaudited)

April 22, 2022 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	61,627,983	3,911,536
Ravi Akhoury†	61,039,105	4,500,414
Barbara M. Baumann	62,079,880	3,459,639
Katinka Domotorffy	61,255,927	4,283,592
Catharine Bond Hill	61,287,248	4,252,271
Paul L. Joskow†	61,033,919	4,505,600
Kenneth R. Leibler	61,913,341	3,626,178
Jennifer Williams Murphy††	62,146,518	3,393,001
Marie Pillai††	62,034,381	3,505,138
George Putnam, III	61,903,356	3,636,163
Robert L. Reynolds	62,115,250	3,424,269
Manoj P. Singh	61,052,491	4,487,028
Mona K. Sutphen	62,052,064	3,487,455

A proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
62,760,087	1,508,481	1,253,050

All tabulations are rounded to the nearest whole number.

† Mr. Akhoury and Dr. Joskow retired on June 30, 2022.

†† Mses. Murphy and Pillai have been elected to your fund’s Board and will serve as Trustees beginning July 1, 2022.

Premier Income Trust 125

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Board of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

126 Premier Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Premier Income Trust 127

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

128 Premier Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2022	$156,465	$ —	$13,865	$ —
July 31, 2021	$157,486	$ —	$13,219	$ —

For the fiscal years ended July 31, 2022 and July 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $342,816 and $322,519 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2022	$ —	$328,951	$ —	$ —
July 31, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Risk Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Risk of the fund’s Board of Trustees is composed of the following persons:

Katinka Domotorffy

Catharine Bond Hill

Jennifer Williams Murphy

Marie Pillai

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of The Putnam Funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, the guidelines are applied with discretion, and there may be instances when the funds do not vote in strict adherence to them. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proposals that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis because they appear to involve unusual or controversial issues or because they are company-specific and of a non-routine nature. In addition, in interpreting the funds’ proxy voting guidelines, the Trustees of The Putnam Funds are mindful of emerging best practices in the areas of corporate governance, environmental stewardship and sustainability, and social responsibility. Recognizing that these matters may, in some instances, bear on investment performance, they may from time to time be considerations in the funds’ voting decisions.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In these instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referred proposals under the funds’ Proxy Voting Procedures. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of The Putnam Funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meeting, so that the funds may vote at the meeting.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS[1]

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

1 The guidelines in this section apply to proposals at U.S. companies. Please refer to Section III, Voting Shares of Non-U.S. Issuers, for additional guidelines applicable to proposals at non-U.S. companies.

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 15 members or fewer than five members, absent special circumstances, or

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings.

►	The funds will withhold votes from the entire board of directors if the board has adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year, except that the Funds will vote on a case-by-case basis regarding the board of directors in the case of narrowly-tailored shareholder rights plans with suitable restrictions, such as a limited duration and an appropriate purpose.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices, including through poor risk oversight of environmental and social issues that are material to the company.

►	In light of the funds’ belief that companies benefit from diversity on the board, the funds will withhold votes from the chair of the nominating committee if:

•	there are no women on the board,

•	in the case of a board of seven members or more, there are fewer than two women on the board, or

•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to improve racial or ethnic diversity.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last five years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees, or service as an employee or executive of the company),

•	who attends fewer than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.) (if the director attendance disclosure does not explain the absences, or is otherwise inadequate, the funds will also withhold votes from the chair of the governance committee),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than four unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

•	who serves as an executive officer of any public company (“home company”) while serving on more than two public company boards other than the home company board (the funds will withhold votes from the nominee at each company where the funds are shareholders; in addition, if the funds are shareholders of the executive’s home company, the funds will withhold votes from members of the home company’s governance committee), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last five years accepted directly or indirectly any fee from the company other than in his or her capacity as a member of the board of directors or any board committee (e.g., investment banking, consulting, legal, or financial advisory fees, or fees for service as an employee or executive of the company). The funds’ Trustees believe that the recent (i.e., within the last five years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Board diversity: The funds’ Trustees believe that a company benefits from diversity on the board, including diversity with respect to gender, ethnicity, race, and experience. The Trustees are sensitive to the need for a variety of backgrounds among board members to further creative and independent thought during board deliberations. The Trustees expect company boards to strive for diversity in membership and to clearly explain their efforts and goals in this regard.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a public company and on the boards of more than two unaffiliated public companies. The funds may also withhold votes from directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders.

Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board, or if a board of directors permits an executive to serve on an excessive number of public company boards. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests. The Trustees are similarly concerned that adopting (or renewing or modifying) a shareholder rights plan, without shareholder approval, may reflect a disregard for shareholder interests. However, the Trustees recognize that shareholder rights plans may benefit shareholders in some circumstances, such as plans that are narrowly-tailored to provide limited protections during the COVID-19 pandemic or plans that are calibrated to protect a company’s valuable tax assets.

Material failures of risk oversight, including poor risk oversight of environmental and social matters, may also be evidence of a failure to observe good corporate governance practices. For example, the Trustees believe that companies that are significant greenhouse gas emitters or that otherwise may have a significant harmful impact on the environment should take reasonable steps to understand, assess, and mitigate the risks resulting from the company’s emissions or other environmental impact. In addition, as a general matter, when assessing the quality of a company’s overall governance, the funds may take into account factors related to board diversity, including disclosure relating to the board’s skills, whether the board’s definition of diversity refers to gender, race, and/or ethnic diversity, and whether the board has adopted a policy requiring women and racial or ethnic minorities to be included in the initial list of candidates from which new director nominees are selected. The funds’ Trustees also believe that board refreshment is needed periodically to provide the board with new skills and viewpoints and to help the board develop innovative ideas that will benefit the company. The Trustees support routine director evaluations and believe that the results of these evaluations and the board’s assessment of its current strengths and needs should inform the board’s decisions with respect to changing its composition.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, except that:

►	The funds will vote on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	The funds will vote against stock option plans with evergreen features providing for automatic share replenishment.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (“say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), unless the funds’ proxy voting service has recommended a vote against the proposal, in which case the funds will vote on a case-by-case basis on the proposal; and

►	The funds will vote for proposals to hold votes regarding a company’s executive compensation program (“say on pay”) annually.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or

•	the plan’s performance criteria is undisclosed, or

•	the funds’ proxy voting service has recommended a vote against the plan.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, evergreen provisions, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) The funds support proposals providing for annual votes regarding a company’s executive compensation program, so that shareholders have an opportunity to hold companies accountable for their programs more frequently. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock, except that the funds will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs, except that the funds will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger, or reorganization), the authorization or issuance of preferred stock, or the authorization of share repurchase programs that have the potential to facilitate abusive practices. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination. One such consideration is the funds’ belief that, as a general matter, common shareholders should have equal voting rights. With respect to proposals authorizing share repurchase programs, potentially abusive practices may involve programs that allow insiders’ shares to be repurchased at a higher price than the price that would be received in an open-market sale, using a share repurchase program to manipulate metrics for incentive compensation, or engaging in greenmail or repurchases that may impact a company’s long-term viability.

Acquisitions, Mergers, Reincorporations, Reorganizations, and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, especially an offshore jurisdiction.

Anti-Takeover Measures

Some proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include adopting, renewing, or making a material adverse modification (such as by introducing a “deadhand” or “slowhand” feature that restricts a board’s ability to terminate the plan) to a shareholder rights plan (or “poison pill”), requiring supermajority voting on particular issues, adopting fair price provisions, issuing blank check preferred stock, and creating a separate class of stock with disparate voting rights. These proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances (for example, to preserve net operating losses or potentially in other limited circumstances), and accordingly the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proposals seek approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote on a case-by-case basis on proposals providing for virtual-only shareholder meetings.

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

►	The funds will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the funds’ proxy voting service has recommended a vote against the proposal, in which case the funds will vote on a case-by-case basis on the proposal.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals or adopting exclusive forum provisions), board-approved proposals that conflict with shareholder proposals, and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. However, the funds view proposals allowing virtual shareholder meetings, even if they require a charter or bylaw amendment, as routine, and will support these proposals, as long as the proposal does not preclude in-person meetings and does not otherwise limit or impair shareholder participation. While the funds are watchful for meeting protocols that may disenfranchise shareholders, the funds are sympathetic to the desire for virtual-only meetings during the COVID-19 pandemic and would be sympathetic in other appropriate circumstances. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships (including inappropriately one-sided dispute resolution procedures), and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

The funds generally vote for board-approved say on climate proposals. However, the funds will evaluate these proposals on a case-by-case basis if the funds’ proxy voting service recommends a vote against the proposal, taking into account the company’s climate-related disclosures and commitments.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents, except that the funds will vote on a case-by-case basis on such proposals at controlled companies (companies in which an individual or a group voting collectively holds a majority or dominant share of the voting interest).

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans (poison pills).

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote on a case-by-case basis on shareholder proposals related to environmental and social initiatives, except that the funds will vote for shareholder proposals that seek reasonable disclosure related to directors’ skills, reasonable disclosure regarding a company’s efforts to promote diversity on the board, and reasonable disclosure regarding data on a company’s workforce diversity, such as a company’s responses to its Equal Employment Opportunity Commission Employer Information Report (the “EEO-1 survey”), unless the company already provides appropriate disclosure addressing the issue.

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

There are some types of proposals that the funds will evaluate on a case-by-case basis in any event. For example, when shareholder proposals conflict with board-approved approvals, the funds will generally evaluate both proposals on a case-by-case basis, considering the materiality of the differences between the proposals, the benefits to shareholders from each proposal, and the strength of the company’s corporate governance, among other factors, in determining which proposal to support. In addition, the funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals. The funds will be more likely to vote for shareholder proposals calling for the separation of the roles of the chief executive and chair of the board if the company has a non-independent board, non-independent directors on the nominating, compensation or audit committees, or a weak lead independent director role, or if the board has not worked toward addressing material risks to the company, has chosen not to intervene when management interests conflict with shareholder interests, or has had other material governance failures. Furthermore, the funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings, taking into account the scope and rationale of the proposal and the extent to which the company’s previous meeting practices have raised concerns.

While the funds will also consider shareholder proposals relating to proxy access on a case-by-case basis, the funds will generally vote in favor of market-standard proxy access proposals (for example, proxy access proposals allowing a shareholder or group of up to 20 shareholders holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board). The funds believe that shareholders meeting these criteria generally have demonstrated a sufficient interest in the company that they should be granted access to a company’s proxy materials to include their nominees for election alongside the company’s nominees.

The funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. (For proposals to eliminate supermajority vote requirements at companies in which an individual shareholder or a group voting collectively holds a majority or dominant share of the voting interest, the funds vote on a case-by-case basis, taking into account the interests of minority shareholders.) The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees recognize the importance of environmental and social responsibility. In evaluating shareholder proposals with respect to environmental and social initiatives (including initiatives related to climate change and pay equity with respect to gender, race, or ethnicity), the funds will take into account the relevance of the proposal to the company’s business and the practicality of implementing the proposal, including the impact on the company’s business activities, operations, and stakeholders. The funds will generally vote for proposals calling for reasonable study or reporting relating to climate change matters that are clearly relevant to the company’s business activities, taking into consideration, when appropriate, the company’s current publicly available disclosure and the company’s level of disclosure and oversight of climate change matters relative to its industry peers.

For shareholder proposals calling for reports related to other social issues, such as workplace sexual harassment, racial equity and/or civil rights audits, or a company’s use of mandatory arbitration on employment-related claims, the funds will take into account a company’s current policies and practices, the company’s level of disclosure of its policies and practices relative to its peers, and any controversy faced by the company regarding the issue subject to the proposal. With respect to shareholder proposals related to diversity initiatives, the funds will assess the proposals in a manner that is broadly consistent with the funds’ approach to holding the chair of a board’s nominating committee directly accountable for diversity on the board and will support reasonable requests for disclosure related to directors’ skills and efforts to promote diversity on the board. As the Trustees also believe that a company benefits from diversity throughout the organization, the funds will support reasonable requests for disclosure regarding data on a company’s workforce diversity, including a company’s responses to its EEO-1 survey, which provides employment data by race and ethnicity, gender, and job category.

With respect to shareholder proposals related to age or term limits, the funds will take into account similar factors as considered by the funds when holding the chair of the nominating committee directly accountable for a lack of board refreshment. The funds recognize that age and term limits can be beneficial or counterproductive, depending on the board and on the facts and circumstances.

The funds’ Trustees believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the independence guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

►	Where there is a market expectation that the company will provide disclosure regarding the meeting attendance record of its directors, the funds will withhold votes from directors who attend fewer than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.).

Commentary: The funds believe that a director should strive to attend all meetings in order to be properly informed and offer worthwhile contributions.

Australia, Canada, Europe, and the U.K.

►	The funds will withhold votes from any nominee for director:

•	who serves on more than four unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or

•	who serves as an executive officer of any public company (“home company”) while serving on more than two public company boards other than the home company board (the funds will withhold votes from the nominee at each company where the funds are shareholders; in addition, if the funds are shareholders of the executive’s home company, the funds will withhold votes from members of the home company’s governance committee).

►	In light of the funds’ belief that companies benefit from diversity on the board, the funds will withhold votes from the chair of the nominating committee if:

•	there are no women on the board, or

•	in the case of a board of seven members or more, there are fewer than two women on the board.

Commentary: The funds believe that serving as a director requires a substantial time commitment in order for a director to be able to contribute meaningfully to board deliberations. As a result, the funds will withhold votes from directors who appear to be over-committed. The funds also believe in the benefits to a company from having gender diversity on its board.

China, Indonesia, Philippines, Taiwan, and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent,

•	fewer than one-third of the directors, including employee shareholder representatives, are independent,

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors (does not apply to Finland, Iceland, Norway, or Sweden).

Commentary: Within Europe, the median level of board independence varies significantly by country. An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company. The funds will withhold votes from the full board of directors for boards that have not reached a minimum threshold for independence. As the funds recognize that employee shareholder representatives are less likely to be independent, the funds will vote against all nominees if fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent, or if fewer than one-third of the directors, including employee shareholder representatives, are independent.

Finland, Iceland, Norway, and Sweden

►	The funds will vote for proposals to elect or appoint a nomination committee that consists mainly of members who are independent of both the board of directors and the company’s executives (in particular, there should be no more than one director, and no executive personnel, on the committee), except that the funds will vote on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: As an example, the Norwegian Code of Practice for Corporate Governance (the “Code”) states that the majority of the nomination committee should be independent of the board of directors and executive personnel. It also notes that no more than one member of the nomination committee should be a member of the board of directors and that the nomination committee should not include the company’s chief executive or any other executive personnel. According to the Code’s “comply or explain” principle, any issuer that does not comply with the Code must provide disclosure justifying its deviation from the Code’s requirements and explaining its alternative solution.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors[2] for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established an audit committee board structure, the funds will withhold votes from the entire board of directors if

2 A co-opted director is an individual appointed to the board by incumbent directors to replace a director who was elected by directors but who leaves the board (through resignation or death) before the end of his or her term.
•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	For companies that have established a statutory auditor board structure, the funds will withhold votes from the entire board of directors if

•	the board does not have at least two outside directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

►	For companies that have established a statutory auditor board structure, the funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Companies may adopt a traditional statutory auditor board structure (i.e., a board of directors and a board of statutory corporate auditors), a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees), or an audit committee board structure (i.e., a board of directors and an audit committee of the board with supervisory functions). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. The Japanese Companies Act specifies a number of standards that must be met for a director to qualify as an “outside director.” An “outside director” is an “independent director” if the independence criteria of securities exchanges is satisfied and the company determines that they have no possible conflicts of interest with its shareholders, according to Japan’s Corporate Governance Code. Japan’s Corporate Governance Code encourages listed companies to appoint at least two independent directors. The Japanese Companies Act requires that listed companies have at least one outside director or explain why appointing an outside director would be inappropriate. The funds support increased oversight of companies in Japan by independent directors.

Korea

►	The funds will withhold votes from the entire board of directors if

•	for large companies, the board does not have at least three independent directors or less than a majority of the directors are independent directors,

•	for small companies, fewer than one-fourth of the directors are independent directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

►	The funds will withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, “large companies” have at least KRW 2 trillion in assets, while “small companies” have less than this amount. In determining whether a director is an outside director, the funds will also apply the standards included in Article 382–3 of the Korean Commercial Code (i.e., no employment relationship with the company within the last two years, no director or employment relationship with the company’s largest shareholder, etc.). In determining whether a director is independent, the funds will also consider other relationships that would affect the independence of an outside director. While companies may meet regulatory and listing exchange requirements with respect to the board’s outside directors, the funds may nevertheless withhold votes from the entire board of directors in certain circumstances if the funds do not believe a sufficient number of directors is independent.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

India and Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	(Singapore only) the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	(Singapore only) the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in Regulation 16(1)(b) of the Securities Exchange Board of India (SEBI) Listing Obligations and Disclosure Regulations (LODR) 2015 and Section 149(6) of the Companies Act 2013 or the Singapore Code of Corporate Governance, Guideline 2.3, as applicable. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; if there is no management or board-sponsored slate of nominees, the funds will support the shareholder slate of nominees that is recommended for approval by the funds’ proxy voting service.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate, if there is one.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted March 25, 2022

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service, and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proposal needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds will vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by the Proxy Voting Director, independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies and the preparation of reports, including annual reports of proxy voting records on Form N-PX. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees.

The proxy voting service will refer proposals to the Proxy Voting Director for instructions if: (1) the application of the proxy voting guidelines is unclear; (2) a particular proposal is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proposals that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service and other firms also furnish the funds with proxy voting research reports.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees (the Trustees’ independent administrative staff), assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director deals directly with the proxy voting service, conducting periodic due diligence on the proxy voting service and its implementation of the funds’ proxy voting guidelines. In the case of proposals that the proxy voting service refers to the Proxy Voting Director for voting instructions, the Proxy Voting Director, following the procedures discussed below (“Voting procedures for referred proposals”), is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proposal in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives. In addition, if a company files additional solicitation materials before the company’s vote submission deadline, the Proxy Voting Director may be notified by a representative of the company or by the proxy voting service. To the extent practicable, the Proxy Voting Director will consider additional solicitation materials that are filed sufficiently in advance of the submission deadline and that could reasonably be expected to affect the funds’ vote.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds’ proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds’ proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds’ proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds’ website.

Voting procedures for referred proposals

As discussed above, the proxy voting service will refer proposals to the Proxy Voting Director for voting instructions under certain circumstances. Unless the referred proposal involves investment considerations (i.e., the proposal might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management’s investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

The Proxy Voting Director will refer proposals that involve investment considerations, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referred proposals. In connection with each proposal referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referred proposals. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referred proposal with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proposals that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will generally not refer proposals in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee and taking into account proxy voting research reports as appropriate, will generally determine how the funds will vote on these questions.

In some situations, the Proxy Voting Director may determine that a particular proposal raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proposal to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a vote or that is actively lobbying for a particular outcome of a vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referred proposal shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each proposal referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referred proposal that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referred proposal not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised most recently on February 25, 2021.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report. Effective March 31, 2022, Robert Salvin was named a Portfolio Manager of the fund following the retirement of Paul D. Scanlon.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

Michael Atkin	2007	Putnam Management	Head of Macro and Sovereign Credit
		1997-Present	Previously, Portfolio Manager
Albert Chan	2020	Putnam Management	Head of Portfolio Construction
		2002-Present	Previously, Portfolio Manager
Robert Davis	2017	Putnam Management	Portfolio Manager
		1999-Present	Previously, Analyst
Brett Kozlowski	2017	Putnam Management	Co-Head, Structured Credit
		2008-Present	Previously, Portfolio Manager
Michael Salm	2011	Putnam Management	Chief Investment Officer, Fixed Income
		1997-Present	Previously, Co-Head of Fixed Income
Robert Salvin	2022	Putnam Management	Head of Corporate and Tax-Exempt
		2000-Present	Credit, Fixed Income
			Previously, Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Michael Salm	29*	$19,365,900,000	31	$10,146,200,000	17**	$3,198,000,000
Michael Atkin	5	$1,825,600,000	5	$1,904,300,000	7**	$966,400,000
Robert Salvin	16*	$4,968,600,000	10	$729,700,000	16	$6,737,000,000
Brett Kozlowski	20***	$8,175,100,000	22	$7,539,100,000	10	$2,254,200,000
Robert Davis	7*	$1,988,600,000	8	$1,903,800,000	14**	$1,456,000,000
Albert Chan	15****	$5,321,500,000	11	$2,966,000,000	6	$482,600,000

*	1 accounts, with total assets of $158,300,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $445,900,000 pay an advisory fee based on account performance

***	2 accounts, with total assets of $2,004,600,000 pay an advisory fee based on account performance

****	3 accounts, with total assets of $2,397,800,000 pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by Putnam Management with similar strategies in those products’ Lipper categories. This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers — Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-	$10,001-	$50,001-	$100,001-	$500,001-	$1,000,001
			$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Albert Chan	2022	x
	2021	x
Brett S Kozlowski	2022	x
	2021	x
Michael J Atkin	2022	x
	2021	x
Michael Salm	2022						x
	2021						x
Robert Davis	2022	x
	2021	x
Robert L Salvin	2022	x
	2021	x

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 — August 31, 2021	—	—	—	9,946,063
September 1 — September 30, 2021	—	—	—	9,946,063
October 1 — October 31, 2021	—	—	—	10,224,734
November 1 — November 30, 2021	—	—	—	10,224,734
December 1 — December 31, 2021	—	—	—	10,224,734
January 1 — January 31, 2022	86,165	$4.13	86,165	10,138,569
February 1 — February 28, 2022	631,316	$3.99	631,316	9,507,253
March 1 — March 31, 2022	752,013	$3.92	752,013	8,755,240
April 1 — April 30, 2022	407,602	$3.95	407,602	8,347,638
May 1 — May 31, 2022	392,249	$3.85	392,249	7,955,389
June 1 — June 30, 2022	521,569	$3.78	521,569	7,433,820
July 1 — July 31, 2022	—	—	—	7,433,820

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2020, which was in effect between October 1, 2020 and September 30, 2021, allowed the fund to repurchase up to 10,251,786 of its shares. The program renewed by the Board in September 2021, which is in effect between October 1, 2021 and September 30, 2022, allows the fund to repurchase up to 10,224,734 of its shares.

**	Information prior to October 1, 2021, is based on the total number of shares eligible for repurchase under the program, as amended through September 2020. Information from October 1, 2021 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2021.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2022